                          CURRENT INCOME SHARES, INC.
                       445 S. FIGUEROA STREET, SUITE 306
                             LOS ANGELES, CA 90071

February 8, 2002

To Shareholders of Current Income Shares, Inc.:

     Enclosed please find several documents furnished to you in connection with a Special Meeting of Shareholders of Current Income Shares, Inc. ("Current Income"). The Special Meeting will be held in the conference room at HighMark Capital Management, Inc. at 475 Sansome Street, Fourteenth Floor, San Francisco, California on Thursday, March 21, 2002, at 10:00 a.m. Pacific Time. We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

     At the Special Meeting, you will be asked to consider and approve the reorganization of Current Income, a closed-end investment company, into HighMark Funds, specifically the HighMark Bond Fund, an open-end mutual fund. If shareholders approve the proposed reorganization, Current Income would transfer all of its assets to HighMark Bond Fund in return for Class A shares of HighMark Bond Fund at net asset value. In addition, HighMark Bond Fund would assume all of the liabilities of Current Income. After these transfers, Class A shares of HighMark Bond Fund would be distributed to Current Income's shareholders of record and Current Income would be liquidated and dissolved. Your investment in a closed-end fund traded on the New York Stock Exchange, in effect, would be transformed into an investment in a mutual fund with redeemable shares.

     The investment objectives and policies of HighMark Bond Fund and Current Income are similar, and the investment adviser for both funds is the same firm. However, in addition to the differences between a closed-end fund and open-end mutual fund, there are substantial differences in the major shareholder policies and procedures. These differences would provide new features to shareholders of Current Income if the proposed reorganization with HighMark Bond Fund is approved. This proposal offers many potential benefits, including the elimination of Current Income's market price discount relative to its net asset value, all of which are discussed in greater detail in the attached Combined Prospectus/Proxy Statement. PLEASE SEE "TERMS OF THE PROPOSED REORGANIZATION" ON PAGES 18-21 FOR A THOROUGH DISCUSSION OF ALL OF THE POTENTIAL BENEFITS OFFERED BY THIS PROPOSAL.

     Also, the proposed reorganization would be a tax-free transaction for Current Income and its shareholders, and shareholders would not be assessed any sales charges in connection with the proposal.

     THE BOARD OF DIRECTORS OF CURRENT INCOME HAS GIVEN CAREFUL CONSIDERATION TO THE PROPOSAL AND BELIEVES THAT THE PROPOSED REORGANIZATION OF CURRENT INCOME INTO HIGHMARK BOND FUND IS IN THE BEST INTERESTS OF CURRENT INCOME AND ITS SHAREHOLDERS. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED REORGANIZATION.

     The Notice of Special Meeting of Shareholders, the accompanying Combined Prospectus/Proxy Statement, the Prospectus for HighMark Bond Fund, and the form of proxy are enclosed. Please read these documents carefully.

     We welcome your attendance at the Special Meeting of Shareholders. Your vote is important to us. If you are unable to attend the meeting in person, we urge you to vote your proxy by using either one of the convenient methods available, so your shares may be voted according to your instructions.

                                          Sincerely,

                                          RITA DAM
                                          Secretary
                                          Current Income Shares, Inc.

                          CURRENT INCOME SHARES, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 21, 2002

To Shareholders of Current Income Shares, Inc.:

     NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (Special Meeting and any adjournment thereof, the "Meeting") of Current Income Shares, Inc. ("Current Income"). The Meeting will be held at HighMark Capital Management, Inc. at 475 Sansome Street, Fourteenth Floor, San Francisco, California on Thursday, March 21, 2002, at 10:00 a.m. Pacific Time, to consider and vote on the following:

          1. Approval of an Agreement and Plan of Reorganization pursuant to which Current Income will transfer all of its assets to HighMark Funds, specifically the HighMark Bond Fund, in return for Class A shares of HighMark Bond Fund. At the same time, HighMark Bond Fund will assume all of the liabilities of Current Income. After these transfers, the shares of HighMark Bond Fund will be distributed, on a tax-free basis (for Federal income tax purposes), to Current Income shareholders of record according to their respective interests, and Current Income will be liquidated and dissolved. A vote in favor of the reorganization will also constitute a vote in favor of the liquidation and dissolution of Current Income and termination of its registration under the Investment Company Act of 1940, as amended.

          2. Any other business that may properly come before the Meeting.

     The proposed reorganization is described in the attached Combined Prospectus/Proxy Statement and a copy of the Agreement and Plan of Reorganization dated as of February 1, 2002, is attached as Exhibit A to the Combined Prospectus/Proxy Statement.

     HighMark Funds ("HighMark") is a diversified, open-end management investment company made up of multiple series of redeemable shares. Each series is operated as a separate mutual fund. HighMark contains fourteen funds, of which thirteen are currently offered to investors. Current Income is a diversified closed-end management investment company incorporated in 1972 under the laws of the State of Delaware. Current Income's non-redeemable shares are traded on the New York Stock Exchange.

     The Board of Directors of Current Income fixed the close of business on January 31, 2002, as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting. The enclosed proxy is being solicited on behalf of the Board of Directors. The Board of Directors of Current Income unanimously recommends approval of the proposed reorganization.

                                          By Order of the Board of Directors,

                                          RITA DAM
                                          Secretary

Current Income Shares, Inc.
445 S. Figueroa Street, Suite 306
Los Angeles, CA 90071
Phone: (888) 465-2825

February 8, 2002

     Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card. Please vote as soon as possible to help avoid additional proxy solicitation costs and to hold the Meeting as scheduled.

February 8, 2002

HighMark Funds                                  Current Income Shares, Inc.
445 S. Figueroa Street, Suite 306               445 S. Figueroa Street, Suite 306
Los Angeles, California 90071                   Los Angeles, California 90071
Tel No: 1-800-433-6884                          Tel No: 1-888-465-2825

                      COMBINED PROSPECTUS/PROXY STATEMENT

     This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Current Income Shares, Inc. ("Current Income").

     The proxies will be used at a Special Meeting of Shareholders ("Meeting") to consider and approve an Agreement and Plan of Reorganization ("Agreement") between Current Income and HighMark Funds dated as of February 1, 2002, a copy of which is attached as Exhibit A, and the completion of the transactions (collectively, the "Reorganization") contemplated in the Agreement. The Agreement provides for the transfer of all the assets and liabilities of Current Income to the HighMark Bond Fund in exchange for Class A shares of HighMark Bond Fund.

     Following the transfer, shares of HighMark Bond Fund will be distributed to Current Income's shareholders of record on the exchange date without further action on your part. Current Income will then be liquidated and dissolved. It is intended that as a result of the Reorganization, you will receive on a tax-free basis (for Federal income tax purposes), a number of full and fractional Class A shares of HighMark Bond Fund equal at the date of the exchange to the value of your share of the net assets of Current Income. Because Current Income is a closed-end fund, whose non-redeemable shares are traded on the New York Stock Exchange, your share of the net assets of Current Income may be higher or lower than the market price of the common stock of Current Income that you owned on the date of the exchange. Please see "Terms of the Proposed Reorganization" on pages 18-21 for more details.

     HighMark Funds ("HighMark") is a diversified, open-end management investment company made up of multiple series of redeemable shares. Each series is operated as a separate mutual fund. HighMark contains fourteen funds, of which thirteen are currently offered to investors. Current Income is a diversified closed-end management investment company incorporated in 1972 under the laws of the State of Delaware.

     This Combined Prospectus/Proxy Statement explains concisely what you should know before investing in HighMark Bond Fund. Please read it carefully and keep it for future reference.

     This Combined Prospectus/Proxy Statement is accompanied by the current prospectus for HighMark Bond Fund, dated November 30, 2001, which is incorporated into this Combined Prospectus/Proxy Statement by reference.

     Additional information about HighMark Bond Fund can be found in the current Statement of Additional Information of HighMark, dated November 30, 2001, and the Statement of Additional Information dated February 8, 2002 relating to this Combined Prospectus/Proxy Statement. Annual reports for HighMark Bond Fund and Current Income, a semi-annual report for Current Income, and a Prospectus for Current Income are incorporated by reference in the latter Statement of Additional Information and will accompany such Statement of Additional Information. Each of the documents mentioned above is on file with the Securities and Exchange Commission, (the "SEC") and may be obtained, without charge, by writing or calling HighMark or Current Income at the addresses or telephone numbers provided above.

     PLEASE REMEMBER, SHARES OF HIGHMARK AND CURRENT INCOME:

     - ARE NOT DEPOSITS OR OBLIGATIONS, OR GUARANTEED BY UNION BANK OF CALIFORNIA, N.A. OR ITS AFFILIATES AND SUBSIDIARIES;

     - ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY;

     - INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS COMBINED PROSPECTUS/ PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK FUNDS. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              ---------
Proposal 1: To Approve The Reorganization Of Current Income
  Shares, Inc...............................................          1
Synopsis....................................................          2
     Comparison Of Fund Structures..........................          2
     Comparison Of Current Fees.............................          4
     Comparison Of Investment Objectives And Practices......          6
     Comparison Of Investment Policies And Restrictions.....          7
     Federal Income Tax Consequences........................         14
Principal Risk Factors......................................         15
Management Of The Funds And Discussion Of Fund
  Performance...............................................         16
     HighMark Funds And The HighMark Bond Fund..............         16
     Current Income Shares, Inc.............................         16
Information About The Proposed Reorganization...............         18
     Introduction...........................................         18
     Terms Of The Proposed Reorganization...................         18
     Federal Tax Opinions...................................         21
     Fees And Expenses Of The Reorganization................         21
     Comparison Of Shareholder Rights.......................         22
     Existing And Pro Forma Capitalization..................         22
Voting Information..........................................         22
Ownership By Certain Beneficial Owners And Management.......         24
Interests Of Certain Persons In The Reorganization..........         24
Litigation..................................................         24
Financial Statements........................................         24
Information Filed With The Securities And Exchange
  Commission................................................         25
Agreement and Plan of Reorganization dated as of February 1,
  2002......................................................  Exhibit A
Current Income Shares, Inc. Dividend Reinvestment Plan......  Exhibit B
Authorized Shares -- Current Income Shares, Inc.............  Exhibit C
Management Discussion Regarding Each Fund's Performance.....  Exhibit D

    PROPOSAL 1: TO APPROVE THE REORGANIZATION OF CURRENT INCOME SHARES, INC.

     On November 8, 2001, the Board of Directors (the "Board") of Current Income Shares, Inc. ("Current Income") unanimously approved an Agreement and Plan of Reorganization pursuant to which, if approved by Current Income Shareholders, Current Income will transfer all of its assets to HighMark Funds, specifically the HighMark Bond Fund, in exchange for Class A shares of HighMark Bond Fund. At the same time, HighMark Bond Fund will assume all the liabilities of Current Income. Following the transfer, Class A shares of HighMark Bond Fund will be distributed to Current Income shareholders of record on the exchange date. Current Income will then be liquidated and dissolved. These events, collectively, are referred to in this Combined Prospectus/Proxy Statement as the "Reorganization".

     It is intended that as a result of the proposed Reorganization, you will receive, without paying any sales charges and on a tax-free basis (for Federal income tax purposes), a number of full and fractional Class A shares of HighMark Bond Fund, equal at the date of the exchange, to the value of the net assets of Current Income attributable to you. Because Current Income is a closed-end fund, your share of the net assets of Current Income may be higher or lower than the market price of the common stock of Current Income that you owned at the date of the exchange.

     The Board has concluded that participation in the proposed Reorganization is in the best interests of Current Income and its shareholders. The Board has further concluded that the economic interests of shareholders of Current Income will not be diluted as a result of the proposed reorganization. In reaching these conclusions, the Directors considered, among other things:

          1. The elimination of Current Income's market price discount relative to its net asset value.

          2. The greater diversification in the portfolio holdings of HighMark Bond Fund.

          3. The similarity of the investment objectives and policies of HighMark Bond Fund with those of Current Income.

          4. The lower expense ratio of HighMark Bond Fund as compared to that of Current Income.

          5. The enhanced range of investment options available to investors in HighMark Funds by means of exchange privileges. HighMark Funds currently offers thirteen different funds into which HighMark Bond Fund may be exchanged.

          6. The tax-free nature of the transaction for Federal tax purposes.

          7. The investment and market presence that HighMark Funds will provide.

          8. That HighMark Bond Fund and Current Income have had the same Investment Advisor since 1996 and the same lead portfolio manager since 1998.

     FOR A MORE COMPLETE DISCUSSION OF THE FACTORS AFFECTING THE BOARD'S DECISION, PLEASE SEE "TERMS OF THE PROPOSED REORGANIZATION" ON PAGES 18-21.

                                    SYNOPSIS

     This Synopsis is designed to allow you to compare the legal structure, fees and expenses, investment objectives, policies and restrictions, and shareholder policies of Current Income with those of HighMark Bond Fund. For more complete information, please read the prospectus for each Fund. The HighMark Bond Fund prospectus dated November 30, 2001 is enclosed with these materials. To obtain a copy of the Current Income prospectus, please call 1-888-465-2825.

COMPARISON OF FUND STRUCTURES

     HighMark Bond Fund is a series of an open-end investment company, commonly known as a "mutual fund," and Current Income is a closed-end investment company. This distinction is important. While both investment companies are regulated by the U.S. Securities and Exchange Commission ("SEC"), open- and closed-end funds differ in the way in which they sell shares, value their shares, and provide services to their shareholders. These differences are explained below.

     Open-end investment companies raise cash for investment by continuously selling shares. Cash from the sale of shares is used by the investment adviser to purchase securities that match the fund's investment objectives. The amount available for investment depends, in part, on purchases and sales (redemptions) by shareholders.

     An open-end fund typically calculates the price of its shares every business day. The share price is called the net asset value (NAV). The NAV is the current market value of all the assets held by the fund, minus liabilities, divided by the total number of shares outstanding. For example, a fund with $30,000,000 in net assets and 3,000,000 shares outstanding will have an NAV of $10.00. The NAV changes as the value of the underlying securities rises or falls. Investors typically may purchase shares of an open-end fund on any business day at the fund's current NAV. An open-end fund also continuously buys back (redeem) shares from shareholders who no longer wish to invest in the fund. Investors can redeem some or all of their shares anytime and receive the current NAV.

     Current Income is a closed-end investment company whose shares are listed and traded on the New York Stock Exchange ("NYSE") under the ticker symbol "CUR." Like other publicly traded securities, the market price of a closed-end fund's shares fluctuates and is determined by supply and demand in the marketplace. A closed-end fund raises cash for investment by selling a fixed number of shares at its inception, and the fund's investment adviser invests the cash in accordance with the fund's investment objective and policies. The amount available for investment by a closed-end fund does not depend on purchases or redemptions by investors, because unlike an open-end fund, a closed-end fund does not issue redeemable securities and typically does not offer its securities for sale on a continuous basis.

     Both open- and closed-end funds calculate their NAVs in the same manner. However, because a closed-end fund's shares trade in the stock market at prices based on investor demand, the fund may trade at a price higher or lower than its NAV. For example, a closed-end fund's shares in great demand may trade at a share price higher than its NAV. In this case, the fund's shares are said to be trading at a "premium" to the NAV. Conversely, based on a less favorable perception of its underlying portfolio, or the market in which it trades, a lack of investor knowledge or market recognition, or a limited trading volume a fund may trade at a share price lower than its NAV. Such a fund's shares are said to be trading at a "discount" to the NAV. For example, if a fund has an NAV per share of $10.00, based on the current value of its portfolio, but is priced at $9.00, it is trading at a 10% discount.

     In the past, shares of Current Income have generally traded at a discount in relation to NAV. The following table shows for each fiscal quarter for the two most recent complete fiscal years and the fiscal quarters during the current fiscal year: (1) the high and low NAV per share during the quarter; (2) the high and low sale price of the shares on the NYSE during the quarter; and (3) the high and low premium or discount to NAV at which the shares were trading during the quarter.

                                                                                 DISCOUNT TO
                                   NET ASSET VALUE          NYSE PRICE         NET ASSET VALUE
                                   ----------------    --------------------    ----------------
FOR THE QUARTER ENDED               HIGH      LOW        HIGH        LOW        HIGH      LOW
---------------------              ------    ------    --------    --------    ------    ------
March 31, 1999...................  $13.54    $12.98    $12.1875    $11.5625    (12.79)%   (8.80)%
June 30, 1999....................   13.22     12.50     11.9375     10.7500    (15.48)%   (8.79)%
September 30, 1999...............   12.78     12.45     10.9375     10.3125    (17.96)%  (13.61)%
December 31, 1999................   12.62     12.21     10.6250     10.0000    (19.19)%  (15.09)%
March 31, 2000...................   12.32     12.08     10.3125      9.9375    (18.74)%  (15.54)%
June 30, 2000....................   12.25     11.74     10.3125      9.7500    (17.39)%  (14.56)%
September 30, 2000...............   12.29     12.07     10.8125     10.1875    (16.01)%  (10.79)%
December 31, 2000................   12.35     12.06     11.3750     10.6250    (12.91)%   (7.89)%
March 31, 2001...................   12.75     12.32     11.5500     11.1250    (11.27)%   (8.48)%
June 30, 2001....................   12.70     12.40     11.6000     11.1800    (10.99)%   (7.64)%
September 30, 2001...............   12.95     12.55     12.6500     11.4600     (9.67)%   (1.83)%

     The NAV per share at the close of business on August 8, 2001, (the last trading date on which the Fund publicly reported its NAV prior to the announcement of the proposed Reorganization) was $12.82 and the last reported sales price of a share on the NYSE on that date was $11.66 for a discount to net asset value of 9.05%. Due to trading in anticipation of the proposed Reorganization, Current Income's share price and NAV per share may be the same if and when the Reorganization is consummated. Additional information regarding Current Income's authorized securities may be found in Exhibit C.

     Open-end funds typically provide a wide variety of shareholder services. These include 24-hour and toll-free telephone access, websites, systematic purchase and withdrawal programs, dividend reinvestment plans, exchange rights among funds in a fund complex, and investor education materials, such as newsletters, brochures and planning tools. Closed-end funds typically offer dividend reinvestment plans, but generally do not provide other shareholder services.

COMPARISON OF CURRENT FEES

     The following tables show the current fees for Current Income followed by those currently charged by HighMark Bond Fund. IF THE REORGANIZATION IS APPROVED, YOU WOULD PAY THE FEES SHOWN FOR HIGHMARK BOND FUND. The examples following the tables will help you compare the cost of investing in Current Income with the cost of investing in HighMark Bond Fund.

CURRENT INCOME(1)

ANNUAL OPERATING EXPENSES
(As a percentage of net assets attributable to Common
Shares)
Management Fees.............................................  0.30%
Other Expenses..............................................  0.75%
                                                              ----
Total Annual Operating Expenses.............................  1.05%

HIGHMARK BOND FUND(2)

                                                              CLASS A
                                                              -------
SHAREHOLDER FEES
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)*............................   3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)**............................................      0%
Redemption Fee (as a percentage of amount redeemed, if
  applicable)***............................................      0%
ANNUAL OPERATING EXPENSES
Investment Advisory Fees....................................   0.50%
Distribution and/or Service (12b-1) Fees....................   0.25%
Other Expenses..............................................   0.51%
                                                               ----
  TOTAL ANNUAL FUND OPERATING EXPENSES......................   1.26%
                                                               ----
Fee Waivers.................................................   0.49%
                                                               ----
  NET EXPENSES+.............................................   0.77%

---------------
(1) For the fiscal year ended December 31, 2000.

(2) For the fiscal year ended July 31, 2001.

  * This sales charge varies depending upon how much you invest.

 ** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

*** Does not include any wire transfer fee, if applicable.

 + The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 0.77% for the period beginning November 30, 2001 and ending on November 29, 2002. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

    Class A Shares: 0.75%

EXAMPLES

     These examples will help you compare the cost of investing in Current Income with the cost of investing in HighMark Bond Fund. The example assumes that you invest $1,000 for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                                                                   EXPENSES
                                                   ----------------------------------------
                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Current Income (without brokerage
  commissions)(1)................................   $11        $33        $58        $128
HighMark Bond Fund (without sales charge)........   $ 8        $35        $64        $148
HighMark Bond Fund (with sales charge)...........   $40        $66        $95        $176

     This example assumes that you invest $10,000 for the time periods indicated, based on the same assumptions as above.

                                                                   EXPENSES
                                                   ----------------------------------------
                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Current Income (without brokerage
  commissions)(1)................................   $107      $334       $579       $1,283
HighMark Bond Fund (without sales charge)........   $ 79      $351       $645       $1,479
HighMark Bond Fund (with sales charge)...........   $401      $665       $949       $1,756

---------------
(1) The Current Income examples do not include brokerage commissions (as opposed to sales charges) Current Income shareholders pay when purchasing shares. If commissions were included, the costs of investing in Current Income shares would be higher.

     HighMark Bond Fund shares that you receive in the Reorganization will NOT be subject to a sales charge. However, you will be assessed a sales charge if you purchase additional Class A shares after completion of the Reorganization, unless you qualify for a sales charge waiver or purchase shares through dividend reinvestment. For further information on sales charges, please read "How Do Sales Charges Compare?" in this Combined Prospectus/Proxy Statement and "How are Sales Charges Calculated?" in the HighMark Bond Fund prospectus accompanying this Combined Prospectus/Proxy Statement.

     The following table shows updated average annual total returns for Current Income and HighMark Bond Fund Class A shares, so you can compare their performance. Of course, past performance does not predict future results.

                                                           HIGHMARK              HIGHMARK
                                                       BOND FUND CLASS A     BOND FUND CLASS A
                                    CURRENT INCOME      (WITHOUT SALES          (WITH SALES
                                   (AT MARKET VALUE)        CHARGE)             CHARGE)(1)
                                   -----------------   -----------------     -----------------
YTD Ending 10/31/01 (10 months)..        17.77%              10.06%                6.52%
1 Year -- 12/31/00...............        20.44%              10.82%                7.21%
5 Year Annualized -- 12/31/00....         6.37%               5.73%                5.03%
10 Year
  Annualized -- 12/31/00.........         7.71%               6.94%(2)             6.58%(2)
Since Inception of HighMark Bond
  Fund Class A
  Shares -- (6/20/94 - 12/31/00
  Annualized)....................         9.07%               6.95%                6.41%

---------------
(1) HighMark Bond Fund Class A shares received in the proposed Reorganization will NOT be subject to a sales charge.

(2) Prior to 6/20/94, performance for Class A Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/15/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares, but does not reflect the Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

                          CURRENT INCOME SHARES, INC.
               COMPARISON OF INVESTMENT OBJECTIVES AND PRACTICES

     The following sections will help you compare the investment objectives and policies of Current Income with those of HighMark Bond Fund. Please be aware that this is only a brief discussion. More complete information regarding HighMark Bond Fund can be found in the HighMark Bond Fund prospectus that you received along with this Combined Prospectus/Proxy Statement.

     HighMark Bond Fund and Current Income (collectively, the "Funds") pursue similar, although not identical, investment objectives. The investment objective of the HighMark Bond Fund is to seek TOTAL RETURN through investments in fixed-income securities. The primary investment objective of Current Income is to seek a HIGH LEVEL OF CURRENT INCOME for shareholders consistent with investment in a diversified portfolio in which marketable debt securities of high quality will predominate. As of December 31, 2001, the portfolio securities held by Current Income are compatible with the investment objectives of HighMark Bond Fund and meet the liquidity requirements for an open-end fund such as HighMark Bond Fund. Therefore, the proposed Reorganization of Current Income would not result in significant portfolio turnover or transaction expenses due to HighMark Bond Fund's disposal of incompatible securities. HighMark Capital Management, Inc. ("HighMark Capital") serves as investment adviser to both Current Income and HighMark Bond Fund.

HIGHMARK BOND FUND

     HighMark Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, HighMark Bond Fund invests primarily in bonds which include (i) debt obligations issued or guaranteed by the U.S. government or its agencies, (ii) corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") recognize as investment-grade, (iii) investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities, and (iv) investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities. "Investment grade" securities are those securities rated BBB or higher by Standard & Poor's; Baa or better by Moody's; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by HighMark Capital.

     Under normal circumstances, HighMark Bond Fund will invest at least 80% of its assets in bonds. HighMark Bond Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

     In addition to bonds, HighMark Bond Fund may invest in other types of debt securities. Under volatile market conditions, HighMark Capital may invest more than 20% of HighMark Bond Fund's assets in money market securities as a defensive strategy which could make it more difficult for HighMark Bond Fund to achieve its income and total return objectives in such circumstances.

     HighMark Bond Fund seeks to maintain an average duration of between 3 and 6 years, which the managers expect to be within one year of the duration of the Lehman Brothers Aggregate Bond Index. Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential.

CURRENT INCOME

     Current Income seeks as high a level of current income for shareholders consistent with investment in a diversified portfolio in which marketable debt securities of high quality will predominate. Current Income invests at least 75% of its total assets in interest-bearing debt securities and in cash or cash equivalents, including (1) marketable straight debt securities which are rated as "investment grade" at the time of purchase by Moody's or Standard & Poor's;
(2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (3) marketable securities (payable in U.S. dollars) issued or guaranteed by the

Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof and acquired under circumstances that would not subject Current Income to payment of U.S. Interest Equalization Tax (such securities may not exceed 25% of Current Income's total assets); (4) obligations of, or guaranteed by, national or state banks or bank holding companies, which obligations, although not rated as a matter of policy by either Moody's or Standard & Poor's, either are rated as "investment grade" by Fitch Investors Service, Inc. ("Fitch") or, if not rated by Fitch, are considered by HighMark Capital to be of comparably high quality; and (5) commercial paper rated Prime, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's. Up to 25% of Current Income's total assets may consist of: (a) straight debt securities not included in items (1) through (5) above; (b) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests; (c) preferred stocks; and (d) common stocks which management considers to be of high quality and likely to yield a relatively high degree of income in relation to cost. Current Income will maintain an average duration of between four and seven years, which the managers expect to be within one year of the duration of the Lehman Brothers U.S. Credit Index.

PORTFOLIO TRADING

     Both HighMark Bond Fund and Current Income may buy and hold to maturity a portion of the securities in each of their portfolios. However, both funds also engage in portfolio trading. Such trading may involve the selling of securities held for a short time, ranging from several months to less than a day. Trading is used by the funds primarily in anticipation of, or response to, market developments or to take advantage of yield disparities. The portfolio turnover rate for both funds is relatively low. For the year ended July 31, 2001, HighMark Bond Fund's portfolio turnover rate was 19%. For the year ended December 31, 2000, Current Income's rate was 10.56%.

BORROWINGS

     Both HighMark Bond Fund and Current Income may borrow funds under certain circumstances. Current Income may borrow money in amounts up to 33 1/3% of its total assets. HighMark Bond Fund may borrow money up to 10% of its total assets, but only as a temporary measure for emergency purposes.

SECURITIES LENDING

     Both HighMark Bond Fund and Current Income may lend portfolio securities. In order to generate additional income, investment companies may lend up to 33 1/3% of their total assets. In return, a fund receives cash, other securities and/or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent.

     HighMark Bond Fund currently engages in securities lending, but Current Income does not.

COMPARISON OF INVESTMENT POLICIES AND RESTRICTIONS

     Both HighMark Bond Fund and Current Income (for purposes of this discussion only, collectively, the "Funds") have adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies cannot be changed without the consent of a majority of the outstanding shares of the Funds while non-fundamental investment policies can be changed by the HighMark Board of Trustees without the consent of a majority of the outstanding shares of HighMark Bond Fund. Substantially all of the fundamental investment policies of HighMark Bond Fund and Current Income are identical. There are, however, certain differences which are noted below:

          1. Current Income may borrow money in amounts up to 33 1/3% of its total assets and it may borrow up to 5% of its total assets from banks for temporary or emergency purposes while HighMark Bond Fund may only borrow up to 10% of its total assets and then only from banks or by entering into reverse repurchase agreements and only for temporary or emergency purposes.

          2. HighMark Bond Fund may not sell securities short while Current Income may sell securities short if Current Income contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

          3. HighMark Bond Fund may purchase the securities of other investment companies to the extent permitted by the 1940 Act, but Current Income may not purchase such securities.

          4. Neither HighMark Bond Fund nor Current Income invests in puts and calls. However, Current Income's policy is fundamental and HighMark Bond Fund's policy is not.

          5. Current Income may not investment more than 10% of its total assets in foreign securities, but HighMark Bond Fund does not have such a restriction although it generally does not invest in foreign securities.

          6. HighMark Bond Fund may invest up to 15% of its total assets in illiquid securities (non-fundamental policy) while Current Income may only invest up to 10% of its total assets in such securities (fundamental policy).

     A listing of the fundamental and non-fundamental policies of HighMark Bond Fund and Current Income are shown below. The percentages referenced below apply at the time the security is purchased.

          As a matter of fundamental policy, HIGHMARK BOND FUND may not:

          1. Purchase securities on margin (except that HighMark Bond Fund may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that HighMark Bond Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of HighMark Bond Fund;

          2. Purchase or sell commodities, commodity contracts (excluding options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and investments in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to HighMark Bond Fund's investment objective and policies);

          3. Invest in any issuer for purposes of exercising control or management;

          4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

          5. Borrow money or issue senior securities, except that HighMark Bond Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of the Fund's assets;

          6. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of HighMark Bond Fund's total assets would be invested in the issuer or HighMark Bond Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of HighMark Bond Fund's total assets may be invested without regard to these limitations);

          7. Purchase any securities that would cause more than 25% of HighMark Bond Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric, and gas, electric and telephone will each be considered a separate industry); and

          8. Make loans, except that HighMark Bond Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

          9. Purchase securities of other investment companies, except as permitted by the 1940 Act.

     As a matter of fundamental policy, CURRENT INCOME may not:

          1. issue any senior securities (as defined in the Investment Company Act of 1940, as amended), except insofar as any borrowing permitted by item 2 below might be considered to be the issuance of senior securities;

          2. borrow money or issue securities representing indebtedness except
     (a) as described under "Leverage and Borrowing" [in Current Income's prospectus] and (b) for loans from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of [Current Income];

          3. mortgage, pledge or hypothecate its assets, except as described under "Leverage and Borrowing" [in Current Income's prospectus] or to secure temporary or emergency borrowing;

          4. act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, [Current Income] may be deemed to be an underwriter under applicable laws;

          5. purchase or sell real estate or invest in exploration or development programs for oil, gas or other minerals, except that [Current Income] may purchase or sell securities (other than partnership interests) issued by companies or other entities owning or developing real estate, minerals or interests therein;

          6. purchase or sell commodities or commodity contracts;

          7. invest more than 5% of the value of its total assets in the securities of any one issuer (other than cash items, or securities of the United States Government or its agencies or instrumentalities) or purchase more than 10% of any class of the outstanding voting securities of any one issuer; (for this purpose, [Current Income] considers "cash items" to include cash and cash equivalents, and considers "securities of the United States government or its agencies or instrumentalities" to include repurchase agreements with respect to such securities);

          8. knowingly invest more than 10% of the value of its total assets in securities subject to legal or contractual delays in or restrictions on resale, including securities which may be sold publicly only if they are registered under the Securities Act of 1933;

          9. concentrate its investments in any particular industry, except that it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry (provided that neither utility companies, as a group, nor finance companies, as a group, will be considered a single industry), nor for this purpose does [Current Income] consider the U.S. government or its agencies or instrumentalities to be an "industry");

          10. invest 10% or more of its total assets in securities of foreign issuers, exclusive of investments in Canadian Government securities to the extent stated under the heading "Investment Policies" [in Current Income's prospectus];

          11. purchase or retain the securities of any issuer, if, to [Current Income's] knowledge, those officers or directors of [Current Income] or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

          12. make loans to others, except for the purchase of debt securities by private placement (restricted securities) and the lending of portfolio securities to the extent each is permitted by [Current Income's] investment policies set forth above (a repurchase agreement is not considered a loan within this prohibition);

          13. purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and except as transactions described above under "Leverage and Borrowing" [in Current Income's prospectus] may be deemed to constitute margin transactions;

          14. participate on a joint or a joint and several basis in any securities trading account (except that the "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account);

          15. invest in puts, calls or combinations thereof, except that [Current Income] may acquire warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, if acquired as part of a unit with or attached to other securities;

          16. make short sales, except for sales "against the box" (i.e., short sales when [Current Income] contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short);

          17. invest for the purpose of exercising control or management;

          18. purchase the securities of other registered investment companies; and

          19. purchase securities issued by UnionBanCal Corporation, or by any company which, at the time of such purchase, is an affiliate thereof, or by any investment company (excluding [Current Income]) or real estate investment trust managed or advised by UnionBanCal Corporation or any of its subsidiaries.

     The following investment policies for HIGHMARK BOND FUND are non-fundamental:

          1. Under normal circumstances, HighMark Bond Fund will invest at least 80% of its assets in bonds.

     The above non-fundamental policy, however, may only be changed if shareholders are given 60 days' advance notice. HighMark Bond Fund has also adopted a non-fundamental policy (which may be changed without shareholder approval or notice) prohibiting the Fund from investing more than 15% of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities").

     Further information on the investment policies of HighMark Bond Fund is included in its Prospectus, included with these materials and its Statement of Additional Information, which is available upon request by calling 1-800-433-6884. Further information on the investment policies of Current Income is available in its Prospectus, which you may request also by calling 1-888-465-2825.

               COMPARISON OF SHAREHOLDER POLICIES AND PROCEDURES

     The following is a summary comparison of the major shareholder policies and procedures of HighMark Bond Fund and Current Income. As you will see, there are substantial differences, many of which will provide attractive new features to shareholders of Current Income if the proposed combination with HighMark Bond Fund is approved.

HOW DO THE FUNDS' PURCHASE PROCEDURES DIFFER?

     Shares of HighMark Bond Fund are sold on a continuous basis. HighMark Bond Fund shares may be purchased directly from HighMark Funds by mail, telephone or wire. In addition, HighMark Bond Fund's shares also may be purchased through shareholder servicing agents, including investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries.

     As a closed-end investment company, Current Income differs from an open-end investment company in that Current Income does not continuously offer new shares to the public. However, Current Income's common shares are traded on the New York Stock Exchange (NYSE). Current Income shares may be traded through shareholder servicing agents. Brokerage commissions/fees are typically charged on trades of Current Income shares.

ARE THE FUNDS OPEN ON THE SAME DAYS?

     Yes. Purchases and redemptions of shares of HighMark Bond Fund may be made on any day that the NYSE is open for business (although its shares do not trade on the NYSE). Current Income shares may be traded any day the NYSE is open for business. The NYSE is closed on weekends and the following holidays: New Years Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

HOW DO THE FUNDS' MINIMUM INVESTMENT AMOUNTS COMPARE?

     The minimum initial and subsequent investments in Class A shares of HighMark Bond Fund are $1,000 and $100, respectively ($250 and $100, respectively, for current and retired trustees of HighMark and directors, officers and employees of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates). Initial and subsequent investment minimums may be waived under certain circumstances. Shares are sold at current NAV, plus applicable sales load generally 3.25%.

     Because Current Income is a closed-end fund that does not offer new shares to the public, Current Income has no minimum investment amount. Its common shares are traded at market price, plus applicable brokerage commission. As of the date of this Combined Prospectus/Proxy Statement, the market price of Current Income shares reflects a discount from Current Income's NAV. However, under other market conditions, the market price could be in excess of NAV.

DO THE FUNDS OFFER THE SAME TYPE OF SHARES?

     No. The primary difference is that HighMark Bond Fund shares are redeemable at NAV at the election of the shareholder. Shares of Current Income are not. HighMark Bond Fund shares have no subscription or preemptive rights and only such conversion or exchange rights as the HighMark Board of Trustees may grant in its discretion. Currently, HighMark Bond Fund shares enjoy significant exchange privileges (See "How Do Exchange Privileges Compare?" below). In the event of a liquidation or dissolution of HighMark, shares of HighMark Bond Fund are entitled to receive the assets available for distribution belonging to HighMark Bond Fund, and a proportionate distribution, based upon the relative asset values of the respective HighMark Funds, of any general assets not belonging to any particular HighMark Fund that are available for distribution.

     Current Income issues one class of common stock. Each shareholder is entitled to share ratably in any dividends and in the assets available for distribution upon liquidation. Shares of Current Income are fully paid and nonassessable. The common stock has no preemptive, conversion or redemption rights.

DOES EACH FUND OFFER MORE THAN ONE CLASS OF SHARES?

     No. HighMark Bond Fund currently offers three classes of shares: Class A, Class B, and Fiduciary.

     - Class A and Class B shares are available to the general public.

     - Fiduciary shares are available only to financial institutions, fiduciary clients of Union Bank of California, N.A., and certain other qualified investors.

     - The section entitled "Choosing a Shares Class" in the HighMark Bond Prospectus accompanying this Combined Prospectus/Proxy Statement provides more information pertaining to these classes of shares.

     - Current Income has a single class of common stock, and does not offer new shares to the public.

HOW DO SALES CHARGES COMPARE?

     Because Current Income does not offer new shares to the public, no sales charges are applicable. Broker-dealers that transact trades of Current Income shares typically charge a brokerage commission.

     HighMark Bond Fund Class A shares assess a 3.25% up-front sales charge.

     Open-end funds, like HighMark Bond Fund, may adopt plans under Rule 12b-1 that allow a fund to pay distribution fees for the sale and distribution of shares of the fund. These fees are called 12b-1 fees. 12b-1 fees are paid by a fund to its distributor as compensation for the sale and distribution of shares. The distributor in turn pays all or part of the 12b-1 fee to broker-dealers and other financial intermediaries as compensation for providing distribution-related services.

     HighMark Bond Fund Class A shares pay a 12b-1 fee of 0.25% of the average daily net assets of the Fund. SEI Investments Distribution Co., HighMark Bond Fund's distributor, may pay 12b-1 fees to UBOC Investment Services Inc., an affiliate of HighMark Capital. 12b-1 fees are included in the Annual Operating Expenses of the Fund shown in the fee table on page 4.

     Because 12b-1 fees are paid out of HighMark Bond Fund assets on an on-going basis, over time these fees will increase the cost of a shareholder's investment and may cost more than paying other types of sales charges. For more information on 12b-1 fees, please see "Fees for Distribution of Shares" in HighMark Bond Fund Prospectus.

     Current Income does not have a Rule 12b-1 fee.

WILL I PAY A SALES CHARGE IN THE REORGANIZATION?

     No. A sales charge will NOT be imposed on any Class A shares of HighMark Bond Fund distributed in the Reorganization.

     For additional information regarding charges and expenses of Current Income and Class A shares of HighMark Bond Fund, see the section entitled "Comparison of Current Expenses" in this Combined Prospectus/Proxy Statement.

HOW DO EXCHANGE PRIVILEGES COMPARE?

     HighMark Bond Fund Class A shareholders may exchange their Class A shares for Class A shares of another fund within HighMark Funds. Shareholders who are financial institutions, fiduciary clients of Union Bank of California, N.A., and certain other qualified investors, may exchange their Class A shares for Fiduciary shares of HighMark Bond Fund or another HighMark Fund. Exchanges are processed the same business day they are received, provided the request is received by 4:00 p.m., Eastern Time ("ET") and all of the information necessary to process the exchange is included in the request. You will not pay a sales charge on an exchange of Class A shares you receive in the Reorganization. Otherwise, if you want to exchange Class A shares of one HighMark Fund for those of another Fund that has a higher sales charge, you must pay the difference.

     You should know that an exchange between classes of shares of the same fund is not taxable for federal income tax purposes. However, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. You should talk to your tax adviser before electing to make an exchange.

     Current Income has no exchange privilege.

HOW DO REDEMPTION PROCEDURES COMPARE?

     HighMark Bond Fund Class A shareholders may redeem shares without charge on any day the Fund is open for business.

     - If a redemption order for HighMark Bond Fund Class A shares is received by 4:00 p.m. ET (or when the New York Stock Exchange closes), the shareholder will receive that day's NAV.

     - Redemption requests may be submitted by mail or telephone. Redemption proceeds may be mailed or wired.

     - HighMark Funds pays shareholders for shares redeemed within seven days after receipt of the request for redemption.

     - For additional information on redemption procedures, see the section entitled "Selling Shares" in the HighMark Bond Fund Prospectus, accompanying this Combined Prospectus/Proxy Statement.

     Current Income shareholders have no redemption rights, but may trade their shares on the NYSE. However, the market for smaller closed-end fund shares typically is relatively limited. In addition, shareholders receive the market price, less any sales commission, for their shares, which may differ from the NAV.

DO BOTH FUNDS PROVIDE FOR SYSTEMATIC WITHDRAWALS?

     No. HighMark Bond Fund allows a shareholder to redeem shares on a systematic basis if the shareholder's account value for all HighMark Funds is at least $5,000 and the shareholder has dividends automatically reinvested. A shareholder may elect to receive monthly, quarterly, semi-annual or annual payments of not less than $100.

     Current Income does not permit systematic withdrawals.

DO THE FUNDS DECLARE AND DISTRIBUTE DIVIDENDS THE SAME WAY?

     Yes. HighMark Bond Fund declares and pays dividends monthly. Capital gains, if any, for HighMark Bond Fund are distributed at least annually.

     Current Income distributes its net investment income and net realized short-term capital gains considered by management appropriate for distribution each quarter, and annually distributes its net realized long-term capital gains, if any.

     Both Current Income and the HighMark Funds pay dividends and distributions on a per-share basis. This means that the net asset value of the shares will be reduced by the amount of the payment.

DO BOTH FUNDS OFFER A DIVIDEND REINVESTMENT PLAN?

     Yes. HighMark Bond Fund shareholders automatically receive all income dividends and capital gain distributions in additional shares of the same class of HighMark Bond Fund, unless they have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

     All Current Income shareholders may elect to participate in Current Income's Dividend Reinvestment Plan. Additional information regarding the Dividend Reinvestment Plan can be found in Exhibit B of this Combined Prospectus/Proxy Statement.

HOW DOES THE TAX TREATMENT OF THE FUNDS AND THEIR DISTRIBUTIONS COMPARE?

     Both Current Income and HighMark Bond Fund meet, and intend to continue to meet, the requirements necessary to qualify as a "regulated investment company" accorded special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies, it will pay no federal income tax on the earnings it distributes to shareholders and it will eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. Therefore, Current Income and HighMark Bond Fund each intend to distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

ARE FUND SHARES PRICED THE SAME WAY?

     No. HighMark Bond Fund determines net asset value per share by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class expenses) and other liabilities by the number of outstanding shares in that class. The net asset value changes every day. Net asset value is calculated at the close of the New York Stock Exchange, normally 4:00 p.m. ET on each fund business day (any day the New York Stock Exchange is open for business).

     The net asset value of Current Income's shares is determined at the close of business on the last business day in each week and the last day of each month on which the New York Stock Exchange is open for unrestricted trading and is computed by dividing the number of outstanding shares into an amount equal to the sum of the value of Current Income's portfolio, interest accrued but not yet subject to collection, dividends receivable on shares valued ex-dividend, cash and other assets, less total liabilities (including accrued but unpaid administrative expenses and all amounts held for distribution to Shareholders of record as of any date prior to the time of valuation but excluding capital and surplus), by the number of shares outstanding. Historically, shares of closed-end investment companies have sold at market prices varying from their net asset values per share, frequently at a discount from, but in some cases at a premium over, their net asset values per share.

DO SHAREHOLDERS IN THE FUNDS HAVE THE SAME VOTING RIGHTS?

     Yes. Current Income shareholders are entitled to vote at the rate of one vote per share on the election of directors and on all other matters submitted to a vote of the common shareholders. The voting rights of Current Income's common stock are noncumulative, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any director.

     Similarly, HighMark Bond Fund shareholders have one vote for each share owned. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Voting rights are noncumulative.

FEDERAL INCOME TAX CONSEQUENCES

     Consummation of this transaction is subject to the condition that HighMark and Current Income receive an opinion of Ropes & Gray, counsel to HighMark, to the effect that the transaction will not result in the recognition of gain or loss for Federal income tax purposes by HighMark Bond Fund, Current Income or Current Income shareholders.

                             PRINCIPAL RISK FACTORS

     This section will help you understand the main risks of investing in HighMark Bond Fund. Because of the similarities in investment objectives and policies, Current Income and HighMark Bond Fund are subject to substantially similar investment risks. The following discussion identifies the broad risks inherent in investing in these Funds. For more specific risks relating to specific securities purchased by HighMark Bond Fund, please read the Fund profile and the sections entitled "Investment Practices" and "Glossary of Investment Risks" in HighMark Bond Fund's prospectus, and the Current Income prospectus.

INTEREST RATE RISK

     Both Funds invest in fixed income securities. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates, among other factors. If rates increase, the value of Funds' investments generally decreases. On the other hand, if rates fall, the value of the Funds' investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

PREPAYMENT/CALL RISK

     Certain bonds in which the Funds invest also are subject to prepayment or call risk. Prepayment and call risk is the risk that a security's principal will be repaid at an unexpected time prior to maturity. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the risk that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call" -- or repay -- a higher-than-market value bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss. Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity and the higher the yield, the greater the prepayment and call risk it poses.

CREDIT RISK

     Fixed income securities are also subject to credit risk. Credit Risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

     HighMark Bond Fund may invest up to 10% of its total assets in debt securities rated below investment grade, while Current Income may invest up to 25% of its total assets in such securities. Debt securities rated below investment grade are regarded as predominately speculative. These securities typically are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the higher degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. Over the past two and a half years and continuing on the date of this prospectus, the default rate for high yield securities has significantly increased compared with prior periods.

     The above discussion is qualified in its entirety by the disclosure in the Prospectus of HighMark Bond Fund accompanying this Combined Prospectus/Proxy Statement.

                            MANAGEMENT OF THE FUNDS
                                      AND
                         DISCUSSION OF FUND PERFORMANCE

HIGHMARK FUNDS AND THE HIGHMARK BOND FUND

     The management and affairs of HighMark Funds and HighMark Bond Fund are supervised by a Board of Trustees. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to HighMark Funds and HighMark Bond Fund.

THE INVESTMENT ADVISER

     HighMark Capital Management, Inc. ("HighMark Capital") serves as investment adviser of the HighMark Bond Fund and manages its investment portfolio on a day-to-day basis under the supervision of HighMark Board of Trustees.

     HighMark Capital is a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of September 30, 2001 UnionBanCal Corporation and its subsidiaries had approximately $35.2 billion in consolidated assets. As of the same date, HighMark Capital had over $19.4 billion in assets under management. HighMark Capital Management (and its predecessors), with a team of approximately 50 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917. HighMark Capital is paid a fee based on an annual percentage of the average daily net assets of HighMark Bond Fund. For the most recent fiscal year, HighMark Bond Fund paid advisory fees at an annual rate of 0.50% of its average daily net assets.

THE FUND MANAGERS

     HighMark Bond Fund is managed by a team of investment professionals, all of whom take an active part in the decision making process. HighMark Bond Fund's investment team is headed by Jack Montgomery.

THE ADMINISTRATOR

     SEI Investments Mutual Funds Services ("SEI Investments") serves as Administrator for HighMark and HighMark Bond Fund. SEI Investments is responsible for providing HighMark Bond Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. SEI investments is paid a fee at an annual rate of 0.20% of HighMark Bond Fund's average daily net assets.

THE CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company, P.O. Box 8520, Boston, Massachusetts acts as Transfer Agent for HighMark and HighMark Bond Fund. Union Bank of California, N.A., 475 Sansome St., San Francisco, California acts as custodian for HighMark and HighMark Bond Fund.

DISCUSSION OF FUND PERFORMANCE

     For a discussion by the management of HighMark Bond Fund of the Fund's performance for the fiscal year ended July 31, 2001, please see Exhibit D.

CURRENT INCOME SHARES, INC.

     The management and affairs of Current Income are supervised by a Board of Directors. The Directors have approved contracts under which, as described below, certain companies provide essential management services to Current Income.

THE INVESTMENT ADVISER

     HighMark Capital also serves as investment adviser to Current Income. HighMark Capital (and its predecessor firm) has served in this capacity since Current Income's inception. Current Income pays HighMark Capital a monthly fee at the annual rate of 0.30% based upon the average daily net assets of Current Income.

THE FUND MANAGERS

     Current Income is managed by a team of investment professionals, all of whom take an active part in the decision making process. Current Income's investment team is also headed by Jack Montgomery.

THE ADMINISTRATOR

     US Bancorp Fund Services, LLC ("USBFS") acts as administrator for Current Income. USBFS is responsible for providing Current income with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services, USBFS receives a monthly fee at the annual rate of 0.15% based upon the average net assets of Current Income. USBFS also provides fund accounting services to Current Income. For its service, USBFS receives a monthly fee at the annual rate of 0.05% based upon the average net assets of Current Income.

THE CUSTODIAN

     Union Bank of California, N.A., also serves as the Custodian for Current Income.

THE TRANSFER AND DIVIDEND DISBURSING AGENT

     Computershare Investor Services, L.L.C., P.O. Box 2388, Chicago, Illinois serves as Current Income's Transfer and Dividend Disbursing Agent.

DISCUSSION OF FUND PERFORMANCE

     Please see Exhibits E and F for a discussion by the management of Current Income of the Fund's performance for the fiscal year ended December 31, 2000 and the six month period ended June 30, 2001.

                 INFORMATION ABOUT THE PROPOSED REORGANIZATION

INTRODUCTION

     This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Current Income by and on behalf of the Board of Directors of Current Income for use at a Special Meeting to approve the reorganization of Current Income. The Special Meeting will be held in the conference room at HighMark Capital Management, Inc. at 475 Sansome Street, Fourteenth Floor, San Francisco, California on Thursday, March 21, 2002 at 10:00 a.m. Pacific Time. This Combined Prospectus/Proxy Statement and the enclosed proxy are being mailed to shareholders of Current Income on or about February 8, 2002.

     Any shareholder may revoke a proxy once the proxy is given. The shareholder revoking such proxy must submit to Current Income a subsequently dated proxy, deliver to Current Income a written notice of revocation, or otherwise give written notice of revocation in person at the Meeting.

     All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposals set forth in Items (1) and (2) of the Notice of Special Meeting of Shareholders.

     Only shareholders of record on January 31, 2002 will be entitled to notice of, and to vote at, the Meeting. Each share as of the close of business on January 31, 2002, is entitled to one vote.

     The Board of Directors of Current Income knows of no matters other than the proposal for reorganization to be brought before the Meeting. If, however, any other matters properly come before the Meeting and the Directors have not had reasonable advance notice of such other matters, it is the Directors' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

TERMS OF THE PROPOSED REORGANIZATION

     Shareholders of Current Income are being asked to vote for or against the approval of an Agreement and Plan of Reorganization, dated as of February 1, 2002 (the "Agreement") between Current Income and HighMark Funds. According to the Agreement, Current Income will transfer all of its assets and liabilities to HighMark Bond Fund on or about April 22, 2002 (the "Exchange Date") in exchange for Class A shares of HighMark Bond Fund having an aggregate net asset value equal to the aggregate value of the net assets acquired from Current Income. The assets and liabilities of Current Income and HighMark Bond Fund will be valued as of the close of trading on the New York Stock Exchange on the business day next preceding the Exchange Date. Under the Agreement, the valuation date would be on or about April 19, 2002 (the "Valuation Date"). The following discussion is qualified in its entirety by the full text of the Agreement, which is attached as Exhibit A to this Combined Prospectus/Proxy Statement.

     Following the transfer between HighMark Bond Fund and Current Income, Current Income will be liquidated and dissolved. In liquidation, Current Income will distribute shares of HighMark Bond Fund received in the transfer to its shareholders as soon as practicable after the Exchange Date. As a result, a Current Income shareholder of record on the Exchange Date will receive, on a tax-free basis (for Federal income tax purposes), a number of full and fractional Class A shares equal in value to the shareholder's beneficial interest of Current Income on the Valuation Date. The share transfer record of Current Income will close on the Exchange Date, and, except for manifest error, shall constitute conclusive evidence of the value and identity of Current Income shareholders entitled to distribution of HighMark Bond Fund shares. Physical stock certificates, if any, will be deemed void on the Exchange Date and should be destroyed by the Current Income shareholder.

     Current Income will pay to HighMark Bond Fund any interest and cash dividends received by Current Income after the Exchange Date with respect to the investments transferred to HighMark Bond Fund. In addition, Current Income will transfer to HighMark Bond Fund any rights, stock dividends or other securities received by Current Income after the Exchange Date as stock dividends or other distributions with respect to the investments transferred. Such rights, stock dividends and other securities shall be deemed included in the assets transferred to the HighMark Bond Fund at the Exchange Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the assets of Current Income acquired by HighMark Bond Fund.

     Based on the facts and circumstances at that time, the Board of Directors of Current Income at a meeting on November 8, 2001, unanimously approved the Agreement and determined that the reorganization of Current Income and HighMark Bond Fund would be in the best interests of Current Income and its shareholders. Further, the Directors further determined that the interests of existing shareholders of Current Income would not be diluted upon effectuation of the reorganization.

     Consequently, the Directors recommend approval of the Agreement for the following principal reasons:

          1. ELIMINATION OF DISCOUNT OF MARKET PRICE FROM NET ASSET VALUE. The Reorganization will result in an immediate increase in the value of each Current Income shareholder's interest if shares are trading at a discount. Each Current Income shareholder will receive shares of HighMark Bond Fund equal to his or her ownership interest in Current Income at net asset value
     (NAV) rather than the lower market value at which Current Income shares typically have been trading. On August 8, 2001, Current Income shares were trading at a 9.05% discount from NAV. Due to trading in anticipation of the proposed Reorganization, Current Income's share price and NAV per share may be approximately the same, if and when the Reorganization is consummated.

          2. REDUCTION IN EXPENSE RATIO. The current expense ratio for HighMark Bond is lower than the current expense ratio for Current Income. HighMark Capital has contractually agreed to waive fees and/or reimburse expenses to limit HighMark Bond Fund's total operating expenses to 0.77%. This contractual waiver is for the period from November 30, 2001, through November 29, 2002. Assuming this waiver continues, Current Income shareholders will not incur additional costs to receive the benefits discussed herein. Absent the contractual waiver, HighMark Bond Fund's expense ratio would be higher than Current Income's expense ratio.

          3. TAX-FREE REORGANIZATION. The transaction is intended to be a tax-free reorganization for both Current Income and its shareholders for Federal income tax purposes. Current Income shareholders should consult their tax advisers about state and local tax consequences, if any.

          4. NO DILUTION. Shareholders of Current Income or HighMark Bond Fund will not suffer a dilution of their interests because the Reorganization will occur on a relative net asset value basis. The Reorganization will take place using valuation methodology employed by HighMark Funds.

          5. CONTINUED DIVIDEND REINVESTMENT OPPORTUNITY. Shareholders who choose to reinvest dividend and capital gains payments can continue to do so with HighMark Bond Fund. Also, additional capital investments can be facilitated easily through systematic investment plans.

          6. REDUCED PRICING RISK. Current Income's current stock price is affected principally by the value of Current Income's assets, investor expectations regarding Current Income and market psychology. By contrast, HighMark Bond Fund's share price is affected only by the value of the assets held by HighMark Bond Fund.

          7. GREATER DIVERSIFICATION. Current Income has assets of approximately $46 million. The Fund's small asset size limits its ability to diversify efficiently among a large number of issuers, thereby increasing the Fund's risk of loss if an issuer fails to make interest or principal payments or if the market value of a security declines. HighMark Bond Fund has approximately $551 million in net assets. Its larger asset size allows greater diversification among issuers. HighMark Bond Fund has approximately 96 holdings compared to approximately 46 holdings for Current Income.

          8. GREATER FUND EFFICIENCIES. The Reorganization creates the potential for growth. As an open-end investment company, HighMark Bond Fund engages in a continuous offering; assets grow as additional shares are sold. Larger asset size generally reduces transaction costs (transaction costs are lower for round-lots than for odd-lots) and creates economies of scale.

          9. INCREASED MARKET PRESENCE. As part of a $10 billion mutual fund group, HighMark Bond Fund has greater market presence than does Current Income. Investment opportunities generally increase as assets grow, providing the potential for enhanced performance.

          10. INCREASED INVESTMENT OPTIONS FOR SHAREHOLDERS. Through exchange privileges, after the proposed Reorganization, former Current Income shareholders will be able to exchange at NAV their new HighMark Bond Class A shares for any of the twelve other funds currently being offered by HighMark less any sales charge, if applicable. Investors in HighMark enjoy a wide variety of investment options and strategies, ranging from various equity styles to taxable and tax-advantaged bond funds and money market funds. This range of strategies permits an investor in HighMark to participate at any point in time in a broad range of asset allocation. Thus, if the Reorganization is approved, you will have increased investment options and greater flexibility to change investments.

          11. ENHANCED SHAREHOLDER SERVICES. Current Income shareholders will have access to a higher level of shareholder servicing, including a state-of-the-art website and a 24 hours-a-day voice response unit. HighMark's website contains up-to-date investor tools such as pricing and account history queries, retirement planning, and investment profiling tools and economic updates; and allows on-line prospectus access. The voice response unit also facilitates account history inquiries, economic updates and pricing updates.

          12. SAME INVESTMENT ADVISER. HighMark Capital serves as investment adviser to both HighMark Bond Fund and Current Income. Thus, Current Income shareholders will not experience a change in the party providing advisory services.

          13. PERFORMANCE. Although the average annual total returns of HighMark Bond Fund have been lower than those of Current Income, HighMark Bond Fund's performance has been competitive with similar bond mutual funds. Of course, past performance does not predict future results.

                                                     HIGHMARK BOND FUND   HIGHMARK BOND FUND
                                  CURRENT INCOME      CLASS A (WITHOUT      CLASS A (WITH
                                 (AT MARKET VALUE)     SALES CHARGE)       SALES CHARGE)(1)
                                 -----------------   ------------------   ------------------
YTD Ending 10/31/01 (10
  months)......................        17.77%                10.06%              6.52%
1 Year -- 12/31/00.............        20.44%                10.82%              7.21%
5 Year
  Annualized -- 12/31/00.......         6.37%                 5.73%              5.03%
10 Year
  Annualized -- 12/31/00.......         7.71%                 6.94%(2)           6.58%(2)
Since Inception of HighMark
  Bond Fund Class A Shares
  (6/20/94 - 12/31/00
  Annualized)..................         9.07%                 6.95%              6.41%

---------------
(1) HighMark Bond Fund Class A Shares received in the proposed Reorganization will NOT be subject to a sales charge.

(2) Prior to 6/20/94, performance for Class A Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/15/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares, but does not reflect the Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

     Below are the distribution yields for Current Income and HighMark Bond
Fund.

    INCOME DISTRIBUTION COMPARISON FOR THE YEAR ENDED 12/31/00
    ----------------------------------------------------------
HighMark Bond Fund..........................................  6.00%
Current Income at NAV.......................................  6.70%
Current Income at Market....................................  7.42%

     The above distribution yields reflect that, for the year ended December 31, 2000, Current Income shareholders received a larger dividend distribution percentage than HighMark Bond Fund shareholders. The distribution yield for Current Income is higher in part because Current Income seeks a high level of current income while HighMark Bond Fund seeks total return without regard to whether the return comes from income or appreciation. Two primary ways to increase income from a bond portfolio are by taking more credit risk or more interest rate risk. Current Income, therefore, holds more corporate bonds, particularly lower quality bonds, and has a longer average maturity than HighMark Bond Fund.

FEDERAL TAX OPINIONS

     As a condition to the completion of the Reorganization, HighMark Funds must receive an opinion of Ropes & Gray, counsel to HighMark Funds, addressed to HighMark Funds on behalf of HighMark Bond Fund and to Current Income, in a form reasonably satisfactory to HighMark Funds and Current Income and dated the Exchange Date, to the effect that, on the basis of the existing provisions of the Code and Treasury Regulations thereunder, current administrative rules, court decisions, and certain representations by HighMark Bond Fund and Current Income, for Federal income tax purposes (i) the transaction will constitute a reorganization within the meaning of Section 368(a) of the Code, and HighMark Bond Fund and Current Income each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by HighMark Bond Fund upon the receipt of the assets of Current Income in exchange for Class A shares of HighMark Bond Fund and the assumption by HighMark Bond Fund of the liabilities of Current Income;
(iii) under Section 362(b) of the Code, the basis in the hands of HighMark Bond Fund of the assets of Current Income transferred to HighMark Bond Fund in a transaction will be the same as the basis of such assets in the hands of Current Income immediately prior to the transfer; (iv) under Section 1223(2) of the Code, the holding periods of the assets of Current Income in the hands of HighMark Bond Fund will include the periods during which such assets were held by Current Income; (v) under Section 358 of the Code, no gain or loss will be recognized by Current Income upon the transfer of Current Income's assets to HighMark Bond Fund in exchange for Class A shares of HighMark Bond Fund and the assumption by HighMark Bond Fund of the liabilities of Current Income, or upon the distribution of Class A shares of HighMark Bond Fund by Current Income to its shareholders in liquidation; (vi) under Section 354 of the Code, no gain or loss will be recognized by Current Income's shareholders upon the exchange of their Current Income Shares for Class A shares of HighMark Bond Fund; (vii) under Section 358 of the Code, the aggregate basis of Class A shares of HighMark Bond Fund a Current Income's shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Current Income Shares exchanged therefor; (viii) under Section 1223(1) of the Code, a Current Income shareholder's holding period for his or her Class A shares of HighMark Bond Fund will be determined by including the period for which he or she held the Current Income Shares exchanged therefor, provided that he or she held such Current Income Shares as capital assets; and (ix) HighMark Bond Fund will succeed to and take into account the items of Current Income described in
Section 381(c) of the Code. HighMark Bond Fund will take those items into account subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Regulations thereunder.

     Current Income shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing only relates to the Federal income tax consequences of the Reorganization, Current Income shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

FEES AND EXPENSES OF THE REORGANIZATION

     All fees and expenses, including, without limitation, accounting expenses, the costs of proxy materials and proxy solicitation, legal expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization, but excluding postage, transfer agent-related expenses and insurance related expenses, will be paid by Current Income and HighMark Capital, such expenses to be split evenly between the parties; provided however, that (1) such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of either HighMark Bond Fund or Current Income as a "regulated investment company" under the Code; and (2) that HighMark Capital's responsibility for such expenses shall be limited to a maximum of $100,000 (any additional expenses to be the sole responsibility of Current Income). SEI Investments, HighMark's administrator, will pay the postage and transfer agent-related expenses of the Reorganization which are estimated to be approximately $55,000. HighMark Capital will contribute $7,000 toward insurance-related expenses that are expected to amount to approximately $54,000. Current Income will pay the remaining insurance-related expenses. Total Reorganization-related expenses are estimated to be approximately $291,000, of which approximately $138,000 is expected to be incurred by Current Income. The preceding figures are estimates only. Actual Reorganization-related expenses may be higher or lower.

COMPARISON OF SHAREHOLDER RIGHTS

     As shown above, each Fund has substantially different purchase and redemption procedures, sales charge structure, exchange and conversion privileges, and voting rights. For further information, please read, "Comparison of Shareholder Policies and Practices" in this Combined Prospectus/Proxy Statement.

EXISTING AND PRO FORMA CAPITALIZATION

     The following table set forth as of December 31, 2001, (i) the capitalization of HighMark Bond Fund and Current Income; and (ii) the pro forma capitalization of HighMark Bond Fund, as adjusted giving effect to the proposed acquisition of net assets at net asset value:

       HIGHMARK                          PROFORMA
      BOND FUND     CURRENT INCOME       COMBINED
      NET ASSETS      NET ASSETS        NET ASSETS
      ----------    --------------   -----------------
     $552,653,118..  $46,113,255       $598,766,373

     The capitalization of HighMark Bond Fund and Current Income is likely to be different at the effective time of the reorganization as a result of daily share purchase and redemption activity in HighMark Bond Fund, as well as the effects of other ongoing operations of HighMark Bond Fund and Current Income prior to the completion of the Reorganization.

                               VOTING INFORMATION

     The Board of Directors of Current Income has fixed the close of business on January 31, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any postponements or adjournments. On that date, the number of issued and outstanding voting shares of Current Income was 3,673,334 shares. Each share is entitled to one vote.

WHAT IS THE REQUIRED VOTE?

     Approval of the Reorganization requires the affirmative vote of the majority of shares outstanding and entitled to vote at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be counted by the Inspector of Election appointed by Current Income. The Inspector of Election counts the total number of "FOR" votes to determine if sufficient affirmative votes have been cast to approve the Reorganization.

     If shareholders do not approve the Reorganization, Current Income Directors may consider possible alternative arrangements in the best interests of Current Income and its shareholders.

WHAT ARE THE VOTING PROCEDURES?

     If you hold Current Income shares directly in your name and not through a broker or nominee, please promptly vote, sign and date the enclosed proxy and return it in the postage-paid envelope provided.

     If you are the beneficial owner of shares held in the name of a broker or nominee, please follow the voting instructions provided to you by the broker or nominee.

WILL MY SHARES BE VOTED ACCORDING TO MY INSTRUCTIONS?

     Yes. Properly executed and timely received proxies will be voted in accordance with shareholders' instructions on all matters that may properly come before the Special Meeting or any adjournment. For more information on adjournment of the Meeting, see "Quorum" below. If no instructions are given, proxies will be voted "FOR" the Reorganization, in accordance with the recommendation of Current Income's Board of Directors as set forth in this Combined Prospectus/Proxy Statement.

HOW WILL ABSTENTIONS BE TREATED?

     Shares represented by proxies that are marked "ABSTAIN" regarding the Proposal will be counted as shares present for purposes of determining the presence of a quorum. These abstention votes will have the same effect as a vote "AGAINST" the Reorganization or any adjournment.

WHAT ARE BROKER NON-VOTES AND HOW WILL THEY BE TREATED?

     Properly executed proxies may also represent "broker non-votes" or "street name" shares. These shares are held in the name of brokers or nominees, but voting instructions from the shares' beneficial owner (or persons entitled to vote) have not been received by the broker or nominee and the broker or nominee does not have discretionary power to vote the shares. These shares will be counted as present at the Special Meeting for purposes of determining the presence of quorum. Because the Reorganization must be approved by a majority of the outstanding shares, the broker non-votes will have the same effect as a vote "AGAINST" the Reorganization.

HOW CAN I REVOKE MY PROXY?

     Submitting your proxy immediately does not affect your right to vote IN PERSON at the Special Meeting because your proxy is revocable at any time prior to exercise. You may revoke your proxy by: (i) submitting a subsequently dated proxy, (ii) delivering a written notice of revocation to the office of Rita Dam, Secretary at US Bancorp Fund Services LLC, 2020 E. Financial Way, Suite 100, Glendora, California, 91741 or (iii) personally voting at the Special Meeting.

WHAT CONSTITUTES QUORUM?

     A quorum for the Special Meeting will consist of the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but insufficient votes have been received to approve the Proposal, the proxies may propose one or more adjournments of the Special Meeting to permit an opportunity for further proxy solicitations. A majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy must vote "FOR" the adjournment. If a quorum is present, the proxies will vote those shares, which they are entitled to vote "FOR" the Proposal, "FOR" the adjournment, and the proxies will vote those shares voted "AGAINST" the Proposal, "AGAINST" any adjournment.

WILL PROXY SOLICITORS BE USED?

     Yes, if necessary.

     Proxies are being solicited primarily by mail, but also may be made by telephone, facsimile or personal interview conducted by certain officers or employees of Current Income without additional remuneration. Georgeson Shareholder, Inc. has been retained to assist in the solicitation of proxies primarily by contacting shareholders by telephone or facsimile. Georgeson Shareholder, Inc. will receive a fee of approximately $8,000 for its solicitation services, plus reimbursement of out-of-pocket expenses.

     For further information about voting instructions or the proxy generally, please contact Georgeson Shareholder toll-free at (866) 468-0580.

             OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of January 3, 2002, the officers and directors of Current Income as a group beneficially owned less than 1% of the outstanding shares of Current Income. As of January 3, 2002, to the best knowledge of Current Income, no shareholders owned beneficially 5% or more of the outstanding shares of Current
Income:

     Union Bank of California, N.A. and its subsidiaries will cast votes attributable to any shares for which it serves as fiduciary in the same proportion as votes cast by other shareholders.

     The votes of the shareholders of HighMark Bond Fund are not being solicited, since their approval or consent is not necessary for the approval of the Agreement. However, the vote required for approval of the proposal, including the treatment of abstention and "broker non-votes" would be the same as that of Current Income. Also, whole shares of HighMark Bond Fund would be entitled to one vote and fractional shares would be entitled to a proportionate fractional vote. As of January 3, 2002, as shown on the books of HighMark Bond Fund, there were 51,108,265.602 issued and outstanding shares of HighMark Bond Fund, of which 1,742,468.461 were Class A shares of beneficial interest of HighMark Bond Fund.

     As of January 3, 2002, the officers and Trustees of HighMark Funds as a group beneficially owned less than 1% of the outstanding shares of Class A shares of HighMark Bond Fund. As of January 3, 2002, to the best knowledge of HighMark, the following owned beneficially 5% or more of the outstanding shares of HighMark and/or 5% or more of the outstanding shares of Class A of HighMark Bond Fund:

                                                              PERCENTAGE OF     TYPE OF
NAME AND ADDRESS                              FUND/CLASS        OWNERSHIP      OWNERSHIP
----------------                             -------------    -------------    ---------
Northern Trust Company TTEE                  HighMark Bond       9.50 %         Record
Nissan Motor Corp. USA Exec. Trust           Fund/Class A
A/C #22-07004 UA DTD 09/04/2001
P.O. Box 92956
Chicago, IL 60675-2956

     Upon consummation of the proposed Reorganization, the percentage of shares of HighMark and HighMark Bond Fund to be owned by the above named persons will not materially change.

               INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION

     HighMark Capital may be deemed to have an interest in the Reorganization because it provides investment advisory services to HighMark and Current Income pursuant to advisory agreements with HighMark and Current Income. Future growth of assets of HighMark can be expected to increase the total amount of fees payable to HighMark Capital and to reduce the amount of fees required to be waived to maintain total fees of the Funds at agreed upon levels. Certain affiliates of HighMark Capital receive distribution and/or shareholder servicing fees from HighMark pursuant to agreements between HighMark and such affiliates.

     All four members of the Board of Directors of Current Income, all of whom are "independent" as that term is defined in the Investment Company Act of 1940, as amended, voted to approve the Reorganization. However, at that time and through the present, two such directors also have been members of the Board of Trustees of HighMark Funds, one also acted as HighMark Funds' Chairman in 2001.

                                   LITIGATION

     Currently, neither Current Income nor HighMark Bond Fund is involved in any litigation that would have a material adverse effect on either Current Income or HighMark Bond Fund.

                              FINANCIAL STATEMENTS

     The audited financial statements of Current Income as of December 31, 2000, have been incorporated by reference into the Statement of Additional Information for this Prospectus/Proxy Statement in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of such firm as an expert in accounting and auditing. The unaudited financial statements of Current Income for the period ended June 30, 2001 has also been incorporated by reference into the Statement of Additional Information for this Prospectus/Proxy Statement.

     The audited financial statements of the HighMark Bond Fund as of July 31, 2001, have been incorporated by reference into the Statement of Additional Information for this Prospectus/Proxy Statement in reliance on the report of Deloitte & Touche LLP, independent accountants, given on authority of such firm as an expert in accounting and auditing.

          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
                 UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF
                   THE AGREEMENT AND PLAN OF REORGANIZATION.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     Information about HighMark Bond Fund is included in the Prospectus accompanying the Combined Prospectus/Proxy Statement, which is incorporated herein by reference. Additional information about HighMark Bond Fund is included in the HighMark Statement of Additional Information dated November 30, 2001, which has been filed with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940. The file numbers for the HighMark Bond Fund Prospectus and Statement of Additional Information are Registration No. 811-5059. A copy of the Statement of Additional Information may be obtained without charge by calling 1-800-433-6884. The SEC file number for Current Income's Prospectus, dated March 29, 1973, is Registration No. 811-02357.

     HighMark and Current Income are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information with the SEC. Proxy material, reports, proxy and information statements, registration statements and other information filed by HighMark and Current Income can be inspected and copied at the SEC's public reference facilities located at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such filings may be available at the following SEC regional offices:
73 Tremont Street, Suite 600, Boston, MA 02108; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 1801 California Street, Suite 4800, Denver, CO 80202; 801 Cherry Street, 19(th) Floor, Fort Worth, TX 76102; 50 South Main Street, Suite 500, Salt Lake City, UT 84144; 5670 Wilshire Boulevard, 11(th) Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 1100, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION
                         (DATED AS OF FEBRUARY 1, 2002)

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of February 1, 2002 by and between HighMark Funds ("HighMark"), a Massachusetts business trust, on behalf of the HighMark Bond Fund ("Bond Fund") and Current Income Shares, Inc. ("Current Income"), a Delaware corporation. The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

PLAN OF REORGANIZATION

     Subject to the terms and conditions hereof:

          (a) Current Income will sell, assign, convey, transfer and deliver to HighMark, and HighMark will acquire, on the Exchange Date, all of the properties and assets existing at the Valuation Time and held by Current Income.

          In consideration therefor, the Bond Fund shall, on the Exchange Date, assume all of the liabilities of Current Income and transfer to Current Income a number of full and fractional units of beneficial interest ("HighMark Shares"), such Shares being HighMark Class A Shares of the Bond Fund having an aggregate net asset value equal to the value of all of the assets of Current Income transferred to the Bond Fund on such date less the value of all of the liabilities of Current Income assumed by the Bond Fund on that date. The parties intend that the reorganization described in this Agreement shall be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

          (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Current Income in complete liquidation shall distribute to its respective shareholders of record as of the Exchange Date the HighMark Shares received by it, each shareholder being entitled to receive that number of HighMark Shares equal to the proportion which the number of shares of common stock ("Current Income Shares") of Current Income held by such shareholder bears to the number of such Current Income Shares outstanding on such date. Current Income shareholders of record holding Current Income Shares on the Exchange Date will receive HighMark Class A Shares.

AGREEMENT

     HighMark and Current Income represent, warrant and agree as follows:

          1. REPRESENTATIONS AND WARRANTIES OF CURRENT INCOME. Current Income represents and warrants to and agrees with HighMark and the Bond Fund that:

             (a) Current Income is a corporation duly organized and validly existing under the laws of The State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Current Income is not required to qualify as a foreign corporation in any jurisdiction where the failure to so qualify would have a material adverse effect on Current Income. Current Income has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except for shareholder approval and as otherwise described in
        Section 1(m).

             (b) Current Income is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. Current Income has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year, and qualifies and intends to continue to qualify as a regulated investment company through the Exchange Date. Current Income has been a regulated investment company under such sections of the Code at all times since its inception.

             (c) The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) for Current Income at and for the year ended December 31, 2000, such statements and schedules having been audited by Deloitte & Touche LLP, independent accountants to Current Income, and the unaudited statements and schedules for the six-month period ended June 30, 2001 will be furnished to HighMark. Such statements of assets and liabilities and schedules of portfolio investments fairly present the financial position of Current Income as of their respective dates and said statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles in the United States of America.

             (d) The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by HighMark on Form N-14 relating to the HighMark Shares issuable hereunder, and the proxy statement of Current Income included therein (the "Proxy Statement"), on the effective date of the Registration Statement and to the extent relating to Current Income and not to HighMark or any HighMark Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and at the time of the shareholders' meeting referred to in Section 8(a) below and on the Exchange Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the "Prospectus"), as amended or supplemented by any amendments or supplements filed with the Commission by HighMark, to the extent relating to Current Income and not to HighMark or any HighMark Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement, made in reliance upon or in conformity with information furnished by HighMark, or any HighMark Fund, for use in the Registration Statement, Prospectus, or Proxy Statement.

             (e) The books and records of Current Income made available to HighMark and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Current Income.

             (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Current Income, overtly threatened against Current Income, which assert liability on the part of Current Income.

             (g) There are no material contracts outstanding to which Current Income is a party, other than as disclosed in Current Income's most recent Annual Report dated December 31, 2000 or in the Registration Statement and the Proxy Statement.

             (h) Current Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its unaudited statement of assets and liabilities as of June 30, 2001, and those incurred in the ordinary course of Current Income's business as an investment company since that date. Prior to the Exchange Date, Current Income will advise HighMark of all known material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2000, whether or not incurred in the ordinary course of business.

             (i) As used in this Agreement, the term "Investments" shall mean Current Income's investments shown on the unaudited schedule of its portfolio investments as of June 30, 2001, referred to in Section 1(c) hereof, as supplemented with such changes as Current Income shall make after June 30, 2001, which changes shall be disclosed to HighMark, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions.

             (j) Current Income has filed or will file all federal and other tax returns which, to the knowledge of Current Income's officers, are required to be filed by Current Income and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by Current Income. To the best of such officers' knowledge, all tax liabilities of Current Income have been adequately provided for on its books, and no tax deficiency or liability of Current Income has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

             (k) As of both the Valuation Time and the Exchange Date and except for shareholder approval and otherwise as described in Section 1(m), Current Income will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Current Income to be transferred to the Bond Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, HighMark will, on behalf of the Bond Fund, acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Current Income and, except as described in Section 1(l), without any restrictions upon the transfer thereof.

             (l) Except as to Investments otherwise disclosed as unregistered securities pursuant to Section 1(i) hereof, no registration under the Securities Act of 1933, as amended (the "1933 Act"), of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Current Income or HighMark.

             (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Current Income of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

             (n) All of the issued and outstanding Current Income Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws.

             (o) Current Income through its administrator, transfer agent, custodian or otherwise, will cooperate fully and in a timely manner with HighMark in completing each of the actions required of it and its agents and necessary for consummation of the transactions described in Sections 3(a) and (b) of this Agreement.

     2. REPRESENTATIONS AND WARRANTIES OF HIGHMARK. Each of HighMark and the Bond Fund jointly and severally represent and warrant to and agree with Current Income that:

          (a) HighMark is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement. HighMark and the Bond Fund are not required to qualify as foreign associations in any jurisdiction. HighMark and the Bond Fund have all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Section 2(i).

          (b) HighMark is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Bond Fund has had active operations prior to the Exchange Date, has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year, and qualifies and intends to continue to qualify as a regulated investment company for its current tax year. The Bond Fund has had actual operations prior to the Exchange Date and has been a regulated investment company under such sections of the Code at all times since its inception.

          (c) The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments for the Bond Fund for the year ended July 31, 2001, such statements and schedules having been audited by Deloitte & Touche LLP, independent accountants to HighMark, and the unaudited statements and schedules for the 6 month period ended January 31, 2001 have been furnished to Current Income. Such statements of assets and liabilities and schedules of portfolio investments fairly present the financial position of the Bond Fund as of their respective dates and said statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles in the United States of America.

          (d) The prospectus of the HighMark Funds -- Retail Shares dated November 30, 2000, (the "HighMark Prospectus"), and the Statement of Additional Information for the HighMark Funds, dated November 30, 2000 (the "HighMark Statement of Additional Information") and on file with the Securities and Exchange Commission, which have been previously furnished to Current Income, did not as of their dates and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of HighMark or the Bond Fund, overtly threatened against HighMark or the Bond Fund which assert liability on the part of HighMark or the Bond Fund.

          (f) There are no material contracts outstanding to which HighMark or the Bond Fund is a party, other than as disclosed in the HighMark Prospectus and the corresponding Statement of Additional Information or in the Registration Statement.

          (g) Neither HighMark nor the Bond Fund has any known liabilities of a material nature, contingent or otherwise, other than those shown on its audited statement of assets and liabilities as of July 31, 2001, referred to above and those incurred in the ordinary course of the business of HighMark as an investment company or the Bond Fund since such date. Prior to the Exchange Date, HighMark will advise Current Income of all known material liabilities, contingent or otherwise, incurred by it and the Bond Fund subsequent to July 31, 2001, whether or not incurred in the ordinary course of business.

          (h) The Bond Fund has filed or will file all federal and other tax returns which, to the knowledge of HighMark's officers, are required to be filed by the Bond Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Bond Fund. To the best of such officers' knowledge, all tax liabilities of the Bond Fund have been adequately provided for on its books, and no tax deficiency or liability of the Bond Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (i) No consent, approval, authorization or order of any governmental authority is required for the consummation by HighMark or the Bond Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or Blue Sky laws or the H-S-R Act.

          (j) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 2(i), HighMark on behalf of the Bond Fund will have full right, power and authority to purchase the Investments and any other assets and assume the liabilities of Current Income to be transferred to the Bond Fund, and to issue and transfer the HighMark Shares to Current Income pursuant to this Agreement.

          (k) The Registration Statement, the Prospectus and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to HighMark and the Bond Fund: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and at the time of the shareholders' meeting referred to in Section 8(a) and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed with the Commission by HighMark or the Bond Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection (k) shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Current Income for use in the Registration Statement, the Prospectus or the Proxy Statement.

          (l) HighMark Shares to be issued to Current Income have been duly authorized and, when issued and delivered pursuant to this Agreement and the Prospectus, will be legally and validly issued and will be fully paid and nonassessable by HighMark and no shareholder of HighMark will have any preemptive right of subscription or purchase in respect thereof.

          (m) The issuance of HighMark Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          (n) The Bond Fund is qualified and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          (o) HighMark through its administrator, transfer agent, custodian or otherwise, will cooperate fully and in a timely manner with Current Income in completing each of the actions required of it and its agents and necessary for consummation of the transactions described in Sections 3(a) and (b) of this Agreement.

     3. REORGANIZATION. (a) Subject to the requisite approval of the shareholders of Current Income and to the other terms and conditions contained herein (including Current Income's obligation to distribute to its respective shareholders all of its investment company taxable income and net capital gain as described in Section 9(k) hereof), Current Income agrees to sell, assign, convey, transfer and deliver to the Bond Fund, and the Bond Fund agrees to acquire from Current Income, on the Exchange Date all of the Investments and all of the cash and other assets of Current Income in exchange for that number of HighMark Shares of the Bond Fund provided for in Section 4 and the assumption by the Bond Fund of all of the liabilities of Current Income. Pursuant to this Agreement, Current Income will, as soon as practicable after the Exchange Date, distribute in liquidation all of the HighMark Shares received by it to its shareholders in exchange for their Current Income Shares.

     (b) Current Income will pay or cause to be paid to the Bond Fund any interest and cash dividends received by it on or after the Exchange Date with respect to the Investments transferred to the Bond Fund hereunder. Current Income will transfer to the Bond Fund any rights, stock dividends or other securities received by Current Income after the Exchange Date as stock dividends or other distributions on or with respect to the Investments transferred, which rights, stock dividends and other securities shall be deemed included in the assets transferred to the Bond Fund at the Exchange Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the assets of Current Income acquired by the Bond Fund.

     4. EXCHANGE DATE; VALUATION TIME. On the Exchange Date, HighMark will deliver to Current Income a number of HighMark Shares having an aggregate net asset value equal to the value of the assets attributable to the class of Current Income Shares acquired by the Bond Fund, less the value of the liabilities of Current Income assumed, determined as hereafter provided in this
Section 4.

     (a) Subject to Section 4(d) hereof, the value of Current Income's net assets will be computed as of the Valuation Time using the valuation procedures for the Bond Fund set forth in the HighMark Prospectus and HighMark Statement of Additional Information. In no event shall the same security held by both Current Income and HighMark be valued at different prices.

     (b) Subject to Section 4(d) hereof, the net asset value of a share of the Bond Fund will be determined to the nearest full cent as of the Valuation Time, using the valuation procedures set forth in the HighMark Prospectus.

     (c) Subject to Section 4(d), the Valuation Time shall be 4:00 p.m. Eastern Standard time on April 19, 2002, or such earlier or later days as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     (d) No formula will be used to adjust the net asset value of Current Income or the Bond Fund to take into account differences in realized and unrealized gains and losses.

     (e) The Bond Fund shall issue its HighMark Shares to Current Income on one share deposit receipt registered in the name of Current Income. Current Income shall distribute in liquidation the HighMark Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to HighMark's transfer agent which will as soon as practicable set up open accounts for Current Income shareholders in accordance with written instructions furnished by Current Income.

     (f) The Bond Fund shall assume all liabilities of Current Income, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Current Income or otherwise, except that recourse for assumed liabilities relating to Current Income will be limited to the Bond Fund.

     5. EXPENSES, FEES, ETC. (a) Subject to subsections 5(b) through 5(e), all fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred directly in connection with the consummation by HighMark and Current Income of the transactions contemplated by this Agreement will be borne by Current Income and HighMark Capital Management, Inc. ("HighMark Capital"), including the costs of proxy materials, proxy solicitation, and legal expenses, but excluding postage, transfer agent-related expenses, and insurance-related expenses, such expenses to be split evenly between the parties; provided, however, that (1) such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Bond Fund or Current Income, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code; and (2) that HighMark Capital's responsibility for such expenses shall be limited to a maximum of $100,000 (any additional expenses to be the sole responsibility of Current Income). Transfer agent-related expenses and postage shall be paid by SEI Investments Mutual Funds Services, the Administrator for HighMark and the Bond Fund. HighMark Capital will contribute $7,000 towards insurance-related expenses. Remaining insurance-related expenses will be paid by Current Income. Fees and expenses not incurred directly in connection with the consummation of the Reorganization will be borne by the party incurring such fees and expenses.

     (b) In the event the transactions contemplated by this Agreement are not consummated by reason of Current Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Current Income's obligations referred to in Section 8(a) or Section 10), Current Income shall pay directly all reasonable fees and expenses incurred by HighMark in connection with such transactions, including, without limitation, legal, accounting and filing fees.

     (c) In the event the transactions contemplated by this Agreement are not consummated by reason of HighMark being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to HighMark's obligations referred to in Section 8(a) or Section 9), HighMark shall pay directly all reasonable fees and expenses incurred by Current Income in connection with such transactions, including without limitation legal, accounting and filing fees.

     (d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) HighMark or Current Income being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Current Income's or HighMark's obligations referred to in
Section 8(a), Section 9 or Section 10 of this Agreement, then each of Current Income and HighMark shall bear the expenses it has actually incurred in connection with such transactions.

     (e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

     6. PERMITTED ASSETS. HighMark and Current Income agree to review the assets of Current Income to ensure that at any time prior to the Exchange Date the assets of Current Income do not include any assets that the Bond Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by Current Income, is unsuitable for the Bond Fund to acquire.

     7. EXCHANGE DATE. Delivery of the assets of Current Income to be transferred, assumption of the liabilities of Current Income to be assumed, and the delivery of HighMark Shares to be issued shall be made on April 22, 2002 at 10:00 a.m. or at such other times and dates agreed to by Current Income and HighMark, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     8. SPECIAL MEETING OF SHAREHOLDERS; DISSOLUTION. (a) Current Income agrees to call a special meeting of the shareholders of Current Income as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of the assets of Current Income to and the assumption of all of the liabilities of Current Income by the Bond Fund as herein provided, approving this Agreement, and authorizing the liquidation and dissolution of Current Income, and, except as set forth in Section 13, it shall be a condition to the obligations of each of the parties hereto that the holders of Current Income Shares shall have approved this Agreement and the transactions contemplated herein in the manner required by law and Current Income's Articles of Incorporation and Bylaws at such a meeting on or before the Valuation Time.

     (b) Current Income agrees that the liquidation of Current Income will be effected in the manner provided in Current Income's Articles of Incorporation and Bylaws in accordance with applicable law.

     (c) Each of HighMark and Current Income will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

     9. CONDITIONS TO HIGHMARK'S OBLIGATIONS. The obligations of HighMark and the Bond Fund hereunder to consummate the Reorganization and the transactions on the Exchange Date contemplated hereby shall be subject to the following conditions:

     (a) That this Agreement shall have been approved and the transactions contemplated hereby, including the liquidation of Current Income as contemplated hereby, shall have been approved by the Current Income Fund's Board of Directors and the shareholders of Current Income in the manner required by applicable law.

     (b) Current Income shall have furnished to HighMark a statement of Current Income's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Current Income's behalf by its President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Current Income since December 31, 2000, other than changes in the Investments since that date or changes in the market value of the Investments, or changes due to dividends paid or losses from operations.

     (c) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Current Income made in this Agreement are true and correct in all material respects as if made at and as of such Time and Date, Current Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each of such dates, and Current Income shall have furnished to HighMark a statement, dated the Exchange Date, signed by Current Income's President (or any Vice President) and Treasurer certifying those facts as of such dates.

     (d) HighMark shall have received a letter from Deloitte & Touche LLP dated the Exchange Date stating that such firm reviewed the federal and state income tax returns of Current Income for the tax year ended December 31, 2000 and that, in the course of such review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income taxes of Current Income for the periods covered thereby, or that Current Income would not qualify as a regulated investment company for federal income tax purposes.

     (e) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (f) HighMark shall have received an opinion of Roy W. Adams, Jr., in form reasonably satisfactory to HighMark and dated the Exchange Date, to the effect that (i) Current Income is a corporation duly organized and validly existing under the laws of The State of Delaware, (ii) this Agreement has been duly authorized, executed, and delivered by Current Income and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by HighMark, is a valid and binding obligation of Current Income, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to Current Income and its assets, (iii) Current Income has power to sell, assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and subject to the limitations set forth in sub-paragraph (ii) above, Current Income will have duly sold, assigned, conveyed, transferred and delivered such Investments and other assets to HighMark, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Current Income's Articles of Incorporation and Bylaws or any provision of an agreement known to such counsel (without any independent inquiry or investigation) to which Current Income is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Current Income's Articles of Incorporation, Bylaws, or prospectus of Current Income, such counsel may rely upon a certificate of an officer of Current Income whose responsibility it is to advise Current Income with respect to such matters, and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Current Income of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and it being understood that such opinion shall not be deemed to apply to HighMark's compliance obligations under the 1933 Act, 1934 Act, 1940 Act, state securities or blue sky laws and H-S-R Act. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to HighMark. HighMark acknowledges and agrees that (i) Mr. Adams is not licensed to practice law in The Commonwealth of Massachusetts or the State of Delaware; (ii) in addition to being based upon certain factual representations and subject to certain customary qualifications), such opinion (A) will be limited to the federal law of the United States of America and, to the extent that such opinion does not rely on the opinion of other counsel with respect to matters of Massachusetts or Delaware law, will be based solely upon Mr. Adams' review of the relevant statutory provisions of the Massachusetts General Law and Title 8 Delaware Code; and (B) will disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental authority.

     (g) HighMark shall have received an opinion of Ropes & Gray, counsel to HighMark addressed to HighMark and the Bond Fund, and to Current Income in form reasonably satisfactory to HighMark and dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for Federal income tax purposes: (i) the transaction will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Bond Fund and Current Income each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Bond Fund upon the receipt of the assets of Current Income in exchange for HighMark Shares and the assumption by the Bond Fund of the liabilities of Current Income; (iii) the basis in the hands of the Bond Fund of the assets of Current Income transferred to the Bond Fund in the transaction will be the same as the basis of such assets in the hands of Current Income immediately prior to the transfer; (iv) the holding periods of the assets of Current Income in the hands of the Bond Fund will include the periods during which such assets were held by Current Income; (v) no gain or loss will be recognized by Current Income upon the transfer of Current Income's assets to the Bond Fund in exchange for HighMark Shares and the assumption by the Bond Fund of the liabilities of Current Income, or upon the distribution of HighMark Shares by Current Income to its shareholders in liquidation; (vi) no gain or loss will be recognized by Current Income's shareholders upon the exchange of their Current Income Shares for HighMark Shares; (vii) the aggregate basis of HighMark Shares a Current Income's shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Current Income Shares exchanged therefor; (viii) a Current Income shareholder's holding period for his or her HighMark Shares will be determined by including the period for which he or she held the Current Income Shares exchanged therefor, provided that he or she held such Current Income Shares as capital assets; and (ix) the Bond Fund will succeed to and take into account the items of Current Income described in Section 381(c) of the Code. The Bond Fund will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

     (h) Subject to the parties' compliance with Section 6 hereof, the assets of Current Income to be acquired by the Bond Fund will include no assets which the Bond Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in the HighMark Prospectus in effect on the Exchange Date, may not properly acquire. HighMark shall not change the HighMark Declaration of Trust, the HighMark Prospectus or HighMark Statement of Additional Information so as to restrict permitted investments for the Bond Fund except as required by the Commission or any state regulatory authority.

     (i) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of HighMark, contemplated by the Commission and or any state regulatory authority.

     (j) All proceedings taken by Current Income in connection with the transactions contemplated by this Agreement and all material documents related thereto reasonably shall be satisfactory in form and substance to HighMark.

     (k) Prior to the Exchange Date, Current Income shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended December 31, 2001 and the short taxable year beginning January 1, 2002 and ending on the Exchange Date (computed without regard to any deduction for dividends paid), and all of Current Income's net capital gain realized in its taxable year ended December 31, 2001 and the short taxable year beginning on January 1, 2002 and ending on the Exchange Date (after reduction for any capital loss carryover).

     (l) Current Income shall have furnished to HighMark a certificate, signed by the President (or any Vice President) and the Treasurer of Current Income, as to the tax cost to Current Income of the securities delivered to HighMark pursuant to this Agreement, together with any such other evidence as to such tax cost as HighMark may reasonably request.

     (m) Current Income's custodian shall have delivered to HighMark a certificate identifying all of the assets of Current Income held by such custodian as of the Valuation Time.

     (n) Current Income's transfer agent shall have provided to HighMark's transfer agent (i) the originals or true copies of all of the records of Current Income in the possession of Current Income's transfer agent as of the Exchange Date, (ii) a record specifying the number of Current Income Shares outstanding as of the Valuation Time and (iii) a record specifying the name and address of each holder of record of any Current Income Shares and the number of Current Income Shares held of record by each such shareholder as of the Valuation Time. Current Income's transfer agent shall also have provided HighMark with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

     (o) All of the issued and outstanding Shares of Current Income shall have been offered for sale and sold by Current Income in conformity with all applicable federal or state securities or blue sky laws and, to the extent that any audit of the records of Current Income or its transfer agent by HighMark or its agents shall have revealed otherwise, either (i) Current Income shall have taken all actions that in the reasonable opinion of HighMark are necessary to remedy any prior failure on the part of Current Income to have offered for sale and sold such Current Income Shares in conformity with such laws or (ii) Current Income shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of HighMark in amounts sufficient and upon terms satisfactory, in the opinion of HighMark or its counsel, to indemnify HighMark against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Current Income to have offered and sold such Current Income Shares in conformity with such laws.

     (p) Deloitte & Touche LLP shall be engaged to perform certain agreed-upon procedures relating to (a) the recalculation of the mathematical accuracy of the net asset values of Current Income and HighMark, (b) the recalculation of the mathematical accuracy of the ratio of the Shares of Current Income to be exchanged for the Shares of HighMark, and (c) the agreement of investment securities valuation of Current Income and HighMark to specified independent sources. Such procedures will be performed as of the Valuation Time and will be agreed to by HighMark and Current Income. Deloitte & Touche LLP shall perform such agreed-upon procedures, render a report in accordance with standards established by the American Institute of Certified Public Accountants, and provide such report to HighMark as of the Exchange Date.

     (q) Current Income shall have duly executed and delivered to HighMark bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as HighMark may deem necessary or desirable to transfer all of Current Income's entire right, title and interest in and to the Investments and all other assets of Current Income.

     10. CONDITIONS TO CURRENT INCOME'S OBLIGATIONS. The obligations of Current Income hereunder to consummate the Reorganization and the transactions of the Exchange Date contemplated hereby shall be subject to the following conditions:

          (a) This Agreement shall have been adopted and the transactions contemplated hereby, including the liquidation, dissolution and winding up of Current Income, shall have been approved by Current Income's Board of Directors and the shareholders of Current Income in the manner required by law.

          (b) HighMark shall have furnished to Current Income a statement of the Bond Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on HighMark's behalf by its President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of any HighMark Fund since July 31, 2001, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions, dividends paid or losses from operations.

          (c) HighMark shall have executed and delivered to Current Income an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Bond Fund will assume all of the liabilities of Current Income existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

          (d) As of the Valuation Time and as of the Exchange Date, all representations and warranties of HighMark and the Bond Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, HighMark and the Bond Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates, and

     HighMark shall have furnished to Current Income a statement, dated the Exchange Date, signed by HighMark's President (or any Vice President) and Treasurer certifying those facts as of such dates.

          (e) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) Current Income shall have received an opinion of Ropes & Gray, in form reasonably satisfactory to Current Income and dated the Exchange Date, to the effect that (i) HighMark is a business trust and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, neither HighMark nor the Bond Fund is required to qualify to do business as a foreign association in any jurisdiction,
     (ii) the HighMark Shares to be delivered to Current Income as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by HighMark and no shareholder of HighMark has any preemptive right to subscription or purchase in respect thereof, (iii) this Agreement has been duly authorized, executed and delivered by HighMark and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Current Income, is a valid and binding obligation of HighMark, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate HighMark's Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which HighMark or the Bond Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in HighMark's Declaration of Trust, as amended, Bylaws or then-current prospectus or statement of additional information of the Bond Fund, such counsel may rely upon a certificate of an officer of HighMark whose responsibility it is to advise HighMark with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by HighMark or the Bond Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and it being understood that such opinion shall not be deemed to apply to Current Income's compliance obligations under the 1933 Act, 1934 Act, 1940 Act, state securities or blue sky laws and the H-S-R Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          (g) Current Income shall have received an opinion of Ropes & Gray addressed to Current Income in a form reasonably satisfactory to Current Income and dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), with respect to the matters specified in Section 9(g) of this Agreement.

          (h) All proceedings taken by HighMark in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Current Income.

          (i) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of HighMark, contemplated by the Commission or any state regulatory authority.

          (j) Current Income shall have purchased for the benefit of Current Income and all present and former Directors and officers of Current Income (collectively, the "Insureds") a so-called "run-off" or "extended reporting period" D&O/E&O Policy (the "Policy") pursuant to which the Policy will be extended to cover all claims against any of the Insureds first made prior to April 22, 2005. Current Income shall, on or before the Exchange Date and from time to time upon request, provide HighMark and each Director and officer of Current Income a certificate evidencing such coverage. The Policy shall provide for notice to each Insured with respect to any proposed amendment or termination (including without limitation for non-payment of any premium or other change thereunder).

     11. INDEMNIFICATION. (a) Current Income will indemnify and hold harmless HighMark, its trustees and its officers (for purposes of this subsection, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of Current Income, in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact
(i) contained in the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or (ii) arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements relating to Current Income therein not misleading; provided, however, that such indemnity shall not apply to the extent any such misstatement or omission relates to HighMark or the Bond Fund and not to Current Income and excluding from such indemnity any misstatements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement, made in reliance upon information furnished by HighMark or the Bond Fund, for use in the Registration Statement, Prospectus, or Proxy Statement. The Indemnified Parties will notify Current Income in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(a). Current Income shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Current Income elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Current Income's obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Current Income will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by them under this Section 11(a) without the necessity of the Indemnified Parties' first paying the same.

     (b) HighMark will indemnify and hold harmless Current Income, its directors and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of HighMark, in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact (i) contained in the Registration Statement, the Prospectus or the Proxy Statement, or any amendment or supplement to any of the foregoing, or (ii) arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements relating to HighMark or the Bond Fund therein not misleading; provided, however, that such indemnity shall not apply to the extent any such misstatement or omission relates to Current Income and not to HighMark or the Bond Fund and excluding from such indemnity any misstatements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement, made in reliance upon information furnished by Current Income, for use in the Registration Statement, Prospectus, or Proxy Statement. The Indemnified Parties will notify HighMark in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(b). HighMark shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if HighMark elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The HighMark Funds' obligation under this Section 11(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the HighMark Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by them under this Section 11(b) without the necessity of the Indemnified Parties' first paying the same.

     (c) Subsections 11(a) and 11(b) shall not protect any such officer or trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his or her office.

     12. NO BROKER, ETC. Each of HighMark and Current Income represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     13. TERMINATION. HighMark and Current Income may, by mutual consent of their respective trustees/directors, terminate this Agreement, and HighMark or Current Income, after consultation with counsel and by consent of their respective trustees and directors or an officer authorized by such trustees or directors, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by HighMark and Current Income.

     14. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     15. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     16. HIGHMARK AGREEMENT AND DECLARATION OF TRUST. HighMark is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "HighMark Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of HighMark personally, but bind only the assets of HighMark and all persons dealing with any series or funds of HighMark, such as the HighMark Funds, must look solely to the assets of HighMark belonging to such series or funds for the enforcement of any claims against HighMark.

     This Agreement may be executed in any number of counter-parts, each of which, when executed and delivered, shall be deemed to be an original.

                                          CURRENT INCOME SHARES, INC.

                                          By: /s/ GREG KNOPF
                                            ------------------------------------
                                            R. Gregory Knopf
                                            President

                                          HIGHMARK FUNDS
                                          On Behalf of the HighMark Bond Fund

                                          By: /s/ JOHN MUNCH
                                            ------------------------------------

                                   EXHIBIT B

                          CURRENT INCOME SHARES, INC.
                           DIVIDEND REINVESTMENT PLAN

     A dividend reinvestment plan (the "Plan") is available to all registered shareholders of Current Income Shares, Inc. (the "Company") by Computershare Investor Services or its agent (the "Agent"). The Plan provides participating shareholders with a convenient way to reinvest their quarterly dividends, other cash distributions and cash contributions in additional shares of Common Stock of the Company which will be purchased in the open market. You are urged to read this brochure carefully, including the terms and conditions of the Plan, which are set forth on the back of this brochure.

HIGHLIGHTS OF THE PLAN

     - Your quarterly dividends will be used to their fullest extent to purchase full shares and fractional shares calculated to three decimal places. The Agent will credit these shares to your Plan account.

     - In future quarters, dividends will be paid on both your full and fractional shares.

     - You will receive a quarterly statement covering all transactions and summarizing holdings in your Plan account.

     - The Agent will hold all shares purchased for your Plan account.

     - Dividends must be treated for tax purposes as if received by you at the time of payment.

     - Shares in your Plan account will be voted in accordance with your instructions.

     - You may terminate your Plan account by giving written notice to the Agent at least fifteen days prior to a dividend record date.

     - You will continue to receive all shareholder reports.

HOW THE PLAN WORKS

     Once you have been enrolled in the Plan, the Agent will automatically receive from the Company, on your behalf, the total amount of all cash dividends and other cash distributions payable on-all shares either held by you in your name, or by the Agent in your Plan account. The Agent will thereafter endeavor to use amounts received on behalf of all Plan participants in connection with each dividend to purchase full shares of the Common Stock of the Company in the open market, and will allocate to you your pro rata portion based upon the average price paid for all shares then purchased. Fractions of a share allocated to you will be computed to three decimal places. After the completion of transactions with respect to a particular dividend or distribution, the Agent will send to you a statement which will include the number of shares credited to your Plan account under the Plan, the dollar amount invested and the price per share. Dividends and other distributions received by the Plan for your account are subject to income tax as if they had been received directly by you in cash, and the required tax information will be sent to you after year-end.

SOME FACTORS TO CONSIDER

     1. Purchases by the Agent could occur at times when the market price of the Company's Common Stock is in excess of its per share net asset value. It should be further noted that as a result of open market purchases by the Agent, the market price of the Company's Common Stock may be higher (and thus the number of shares which could be purchased may be less) than would have been the case if market purchases had not been made by the Agent and cash dividends and distributions had not been reinvested.

     2. While the Plan is similar to dividend reinvestment plans for shareholders of industrial companies, it differs from reinvestment plans for shareholders of some other investment companies. Under the latter plans, dividends and distributions are reinvested in additional shares at the lower of market price or per share net asset value, and shares which are purchased at net asset value are acquired from the issuer rather than in the market.

PLAN ACCOUNTS

     All shares of Common Stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full shares and fractions will be voted by the Agent in accordance with your instructions. Certificates for full shares held by the Agent in your Plan account will be issued to you upon written request. Certificates representing fractional shares will not be issued.

TERMINATION

     You may terminate participation in the Plan at any time up to fifteen days prior to any dividend record date, by giving written notice to the Agent. As promptly as practicable after effectiveness of the notice, the Agent will cause to be issued to you a certificate for the number of full shares in your account and deliver a check for the cash value (based on current market price) of any fractional share. Your may, however, instruct the Agent to sell the shares credited to your account. In such event, the Agent may accumulate shares for sale in which event any brokerage charges and transfer taxes would be allocated ratably among the selling participants.

COSTS OF THE PLAN

     Brokerage commissions and transfer taxes payable with respect to shares purchased or sold by the Agent on behalf of Plan participants will be charged to participants. Because purchases for all participants in the Plan are consolidated brokerage commission rates are likely to be lower than for individual purchases. You share in any such savings. The Company will pay all other costs of the Plan; in the event the Company no longer pays such costs, the Agent will terminate this Plan and may, but is not obligated to, offer a new plan under which it would impose direct service charges on participants.

ADDITIONAL CASH CONTRIBUTION INVESTMENTS

     After your first dividend is reinvested you may also elect to make cash contributions in addition to dividends for the purchase of additional shares of Current Income Shares, Inc., Common Stock. This may be done at any time by sending to Computershare Investor Services your check in any full dollar amount between $25 and $1,000 accompanied by the transmittal form attached to your Plan Statement. A statement indicating cash dividends and voluntary payments received, the number of shares purchased, the price per share, and total shares accumulated under the Plan will be mailed to each participant as soon as practicable after completion of each investment for a participant's account. This investment feature may be used for investment on a regular monthly basis or when you have extra cash for investment. However, no more than $1,000 may be invested in any month. Such cash contributions normally will be invested approximately every 30 days subject to the conditions set forth in Item K of the "Terms and Conditions" section, and the shares purchased will be held according to the same terms and conditions as other shares in your DRP account. The investment of your additional cash contribution will be reflected in the periodic statements of your Plan account. In the months of dividend payments, cash contributions received by the day before the dividend payment date will be combined with and invested with the dividend payment. Current Income Shares, Inc. currently pays a dividend on or about the fifteenth day of March, June, September and December. In other months, additional cash contributions normally will be invested on or following the 15th day of that month. If your cash contribution is received after a reinvestment date, it will be held until the next reinvestment date approximately 30 days later. You are therefore encouraged to make your additional cash contributions so as to be received by Computershare Investor Services as close to, but not later than, the day before each reinvestment date. A participant may withdraw his entire cash payment by written notice to Computershare Investor Services received not less than 48 hours before such payment is to be invested.

INSTRUCTIONS

     To participate in the Plan, simply complete and mail the enclosed authorization card in the envelope provided to:

                        COMPUTERSHARE INVESTOR SERVICES
                         DIVIDEND REINVESTMENT SERVICE
                       Box A-3309 Chicago, IL 60690-3309

     Your participation will commence with the next dividend payable after receipt of your authorization card, provided your authorization is received by Computershare Investor Services by the record date for the dividend. Should your authorization arrive after the record date, your participation commences with the following dividend. If shares are held jointly, each shareholder must sign.

PLEASE READ THE TERMS AND CONDITIONS
FOR COMPLETE DETAILS OF THE PLAN

TERMS AND CONDITIONS OF AUTHORIZATION FOR DIVIDEND REINVESTMENT PLAN IN ORDER TO PROVIDE THE DIVIDEND REINVESTMENT PLAN (THE "PLAN"). Current Income Shares, Inc. (the "Company") and Computershare Investor Services ("CIS") and/or its agent, have entered into a Service Agreement pursuant to which CIS has agreed to offer and provide the Dividend Reinvestment Plan, in accordance with certain terms and conditions, to those shareholders who elect to participate (the "Participants"). Those terms and conditions are set forth below, and in electing to participate in the Dividend Reinvestment Plan, you will be accepting such terms and conditions.

     The terms and conditions of the Dividend Reinvestment Plan shall be governed by the laws of the State of California and may be supplemented or amended by the Company and CIS at any time following the mailing of appropriate notice to all Participants at their addresses of record at least thirty days prior to the effective date of any such supplement or amendment.

TERMS AND CONDITIONS

A. Acting as agent for each Participant, CIS will apply all cash dividends and other cash distributions received on the Common Stock of the Company registered in the name of the Participant and on the full and fractional shares acquired for the Participant under the Plan to the purchase of Common Stock of the Company for the Participant's account. Such purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery and otherwise as CIS may determine.

B. In making such purchases for the Participant's Plan account, CIS will commingle the Participant's funds with those of other Participants. The price per share at which CIS shall be deemed to have acquired the shares shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all Participants for each dividend period. CIS will hold the shares of all Participants together in its name or in the name of its nominee. CIS shall have no responsibility as to the value of the shares acquired for the Participant's Plan account.

C. A Participant may also make cash contributions to his Plan account. Such contributions shall be in any amount between $25 and $1,000 per month, and shall be invested at the time of the next reinvestment described in Item K below.

D. CIS will mail to each Participant a statement confirming the purchases so made, and describing cash dividends, other cash distributions, and voluntary payments received, the number of shares purchased, the price per share, and the total shares accumulated under the Plan as soon as practicable after the purchases are completed. No certificates for shares will be issued to a Participant unless the Participant so requests or until that Participant's account is terminated. Such requests must be made in writing after the shares have been purchased. No certificate for a fractional share will be issued.

E. Brokerage commissions and transfer taxes with respect to shares purchased and sold by CIS under the Plan will be charged to Participants. The Company will pay all other costs applicable to the Plan; in the event the Company no longer pays such costs, CIS will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose direct service charges on Participants.

F. The reinvestment of dividends does not relieve the Participant of liability for any income tax which may be payable on such dividends.

G. A Participant will have the right to vote full shares and fractional shares acquired for such Participant under the Plan which are held by CIS on the record date established for such a purpose. CIS will forward to each Participant the proxy material received for shares held in such Participant's Plan account and such shares will be voted in accordance with the Participant's directions. If a Participant does not return the proxy designed for such purpose, CIS will not vote any of such shares.

H. A Participant may terminate his Plan account by written notice delivered to CIS at least fifteen (15) days prior to a dividend record date. CIS may terminate a Participant's Plan account at any time by written notice mailed to the Participant at the Participant's last address of record. Upon termination, if the Participant so requests, CIS will sell the Participant's full shares and deliver the proceeds to Participant, less brokerage commissions and other costs of sale. Otherwise, CIS will send the Participant's certificates for the full shares in the Participant's Plan account to the Participant. In either case, the Participant's interest in a fractional share will be paid for in cash at the current market price at the time of termination. If a Participant disposes of all shares registered in the Participant's name on the books of the Company, CIS will determine from that Participant the disposition to be made of the shares in that Participant's Plan account. If CIS should be unable to obtain instructions in such case, it may at its discretion continue to reinvest the dividends until otherwise notified.

I. All distributions of Common Stock of the Company shares held by CIS for the Participant (e.g., stock dividends or stock splits) will be credited to the Participant's Plan account. Should the Company make available to its shareholders rights to purchase additional shares or other securities, CIS will sell all such rights held by it for the Participant and apply the net proceeds to the Participant's Plan account for the next reinvestment. All other distributions will be made to the Participants in kind.

J. CIS shall not be liable hereunder for any act done in good faith, or for any good faith omission to act, including, without limitation, any claims of liability (1) arising out of failure to terminate the Participant's Plan account upon such Participant's death prior to notice in writing of such death, and (2) with respect to the prices at which shares are purchased for the Participant's Plan account and the times such purchases are made.

K. CIS shall make every effort to invest all dividends and voluntary payments promptly after receipt of such funds and in no event later than 30 days from receipt except where necessary under any applicable federal securities law or when sufficient funds are not available to minimize the brokerage commissions on the purchase. In the event no regular cash dividend is paid, no investment of cash contributions then on hand will be made until a Participant has had an opportunity to review his purchase decision. CIS shall have no liability because of its inability to purchase shares or the timing of any purchases. Participants' funds held in DRP will not bear interest. A Participant may withdraw his entire cash payment by written notice to CIS received not less than 48 hours before such payment is to be invested.

L. A Participant shall have no right to draw checks or drafts against that Participant's Plan account or to give instructions to CIS with respect to any shares or cash held therein except as expressly provided herein.

M. CIS may resign and be discharged from its duties under its Service Agreement with the Company by giving the Company notice in writing. The Company may remove CIS or terminate the Plan for the Participant by giving CIS notice in writing. Upon such resignation, removal or termination CIS shall deliver to the Company or to a successor agent if the Company so directs, all share certificates, uninvested funds and any records pertaining to the Plan.

                                   EXHIBIT C

(1)                                      (2)                  (3)                    (4)
                                                         AMOUNT HELD BY      AMOUNT OUTSTANDING
                                                           REGISTRANT        EXCLUSIVE OF AMOUNT
TITLE OF CLASS                    AMOUNT AUTHORIZED    OR FOR ITS ACCOUNT      SHOWN UNDER (3)
--------------                    -----------------    ------------------    -------------------
Common..........................     25,000,000               None                3,673,334

                                   EXHIBIT D

              MANAGEMENT DISCUSSION REGARDING HIGHMARK BOND FUND'S
                  PERFORMANCE FOR THE YEAR ENDED JULY 31, 2001

          TOP TEN HOLDINGS
                              % OF
         HOLDING            PORTFOLIO
FNMA
6.000%, 12/01/28               5.1
U.S. Treasury Bond
7.250%, 05/15/16               3.5
FNMA
6.500%, 06/01/29               3.0
U.S. Treasury Bond
8.125%, 08/15/19               3.0
FNMA
7.000%, 12/01/10               2.9
GNMA
6.500%, 05/15/29               2.5
FNMA
6.500%, 01/01/29               2.2
FNMA
6.500%, 05/01/30               2.2
FNMA
6.375%, 06/15/09               2.1
Korea Development Bank
7.125%, 04/22/04               1.9

          TOP FIVE SECTORS
                              % OF
         HOLDING            PORTFOLIO
Corporate Bonds               46.0
Mortgage Backed
Securities                    30.0
U.S. Treasury/Agencies        12.1
Cash/Short Term                6.1
Asset Backed Securities        5.7

                                    HIGHMARK BOND FUND
                                    PERFORMANCE
                                    For the fiscal year ending July 31, 2001, the HighMark Bond Fund returned 12.73% (Fiduciary Shares). In comparison, the unmanaged Lehman Brothers U.S. Aggregate Bond Index reflected a return of 12.69% while the Morningstar Intermediate-Term Bond Category returned 11.58%.

                                    FACTORS AFFECTING PERFORMANCE
                                    The primary reason that the Fund performed well was its overweight in the corporate bond sector, which outperformed, particularly during the 2001 calendar year. Overall, the strongest corporate bond category was in the lower-quality investment grade area, such as BBB-rated bonds, as investors anticipated a rebound in the economy orchestrated by the U.S. Federal Reserve Board.

                                    During the period, the Fed reduced
                                    short-term interest rates from 6.50% to
                                    3.75%.

                                    Accordingly, the two-year U.S. Treasury note declined in yield from 6.28% to 3.79%. Yet, long-term interest rates, which the Federal Reserve Board does not directly influence, did not decline nearly as much. At July 31, 2001, the 30-year Treasury bond yielded 5.52%, down just 26 basis points from 5.78% at July 31, 2000. As a result, long-term Treasury securities were among the weakest performing bonds, as talk of a dwindling budget surplus suggested that the government would have to boost supply in the future.

                                    Mortgage-backed securities performed
                                    modestly well during the period, as their high yields and frequent cash flows compensated investors for prepayment risk.

                                    CURRENT STRATEGY & OUTLOOK
                                    During the past four quarters, the economy has barely advanced, with GDP edging upward by 1.3%, 1.9%, 1.3% and 0.7%, respectively.
                                    Although consumer spending has remained
                                    strong, the manufacturing sector has been very weak, with capacity utilization at just 77%, the lowest since 1983. As a result, we believe that the Federal Reserve Board will continue to lower interest rates in an effort to stimulate the economy. However, the current sluggish economic environment suggests that the recovery process will be slow. Our strategy will continue to focus on high quality bonds, particularly those offering yield and stability.


                                                             TEAM LEADER
HIGHMARK BOND FUND                                           [MONTGOMERY PHOTO]               Jack Montgomery
INVESTMENT OBJECTIVE                                                                          HighMark Capital
                                                                                              Management, Inc.
THE HIGHMARK BOND FUND SEEKS TOTAL RETURN THROUGH
INVESTMENTS IN FIXED-INCOME SECURITIES.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000
INVESTMENT IN THE HIGHMARK BOND FUND VERSUS
THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
AND THE MORNINGSTAR INTERMEDIATE-TERM BOND
CATEGORY.

[COMPARISON CHART]

                                                  ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                      ONE YEAR      3 YEAR        5 YEAR       10 YEAR      INCEPTION
                                       RETURN       RETURN        RETURN        RETURN       TO DATE
Fiduciary Shares....................   12.73%        6.30%         7.36%         7.16%         8.81%
Class A Shares......................   12.75%        6.29%         7.39%         7.10%++       7.22%
Class A Shares with load*...........    9.10%        5.12%         6.68%         6.74%++       6.73%
Class B Shares......................   11.97%++      6.05%++       7.22%++       7.08%++       7.32%+
Class B Shares with load**..........    6.97%++      5.16%++       6.91%++       7.08%++       2.32%+

---------------
+  Cumulative inception to date.

++ The performance presented links the performance of Fiduciary Shares from its inception on February 15, 1984 with the performance of Class A Shares on June 20, 1994 or Class B Shares on November 30, 2000. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A or Class B Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

*  Reflects 3.25% sales charge.

** Reflects maximum CDSC of 5.00%.

Past performance is not predictive of future results.

                                   EXHIBIT E

             MANAGEMENT DISCUSSION REGARDING CURRENT INCOME SHARES'
            PERFORMANCE FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001

CURRENT INCOME SHARES, INC.

August 17, 2001

Dear Shareholders:

     We are pleased to report your company's financial results for the six-month period ending June 30, 2001.

     During the period, we paid total dividends of $0.40 per share, consisting of dividends per share of $0.20 per quarter. The net asset value per share at June 30, 2001 was $12.55, up from $12.32 at December 31, 2000. Including dividends, the total return for Current Income Shares based on net asset value was 5.17% for the period. The total return based on market value was 6.88%.

     During the first half of 2001, the Federal Reserve Board reduced short-term interest rates from 6.5% to 3.75%. Yet, long-term interest rates, which the Fed does not control, actually increased. Investors likely expected that the Fed's actions would cause the economy to recover, thus creating some upward pressure on inflation: At June 30, 2001, the 30-year Treasury bond yielded 5.74%, up from 5.46% at December 31, 2000. The ten-year Treasury note rose from 5.11% to 5.40% during the same period. The two-year note fell from 5.09% to 4.24%.

     However, the economy did not actually recover during the first half of the year. Technically speaking, it did not slump into a recession, with Gross Domestic Product edging upward by 1.3% during the first quarter and 0.7% during the second quarter. Still, the manufacturing sector has been in a slump for at least a year, a victim of overspending in the late 1990s. Capacity utilization is just 77%, the lowest since 1983, so it's fortunate that the manufacturing sector is only 20% of the economy. The key to the overall business environment is the health of the consumer. To be sure, it is difficult to believe that the consumer can continue to lead the economy into prosperous times, given negative savings rates, consumer debt levels at all-time highs and a listless stock market.

     Given these factors, corporate treasurers seeking to raise funds found that the bond market was much more receptive than the equity market. Corporate bond issuance was plentiful during the period, as corporations sought to lock in relatively low interest rates over a five or ten year period. In addition, one usual alternative to bonds, the commercial paper market, was disrupted by the difficulties in the California utility industry.

     On the demand side, investors sought corporate bonds that offered strong yield and relative safety. As a result, the best performing fixed income sector during the first half of 2001 was investment grade corporate bonds. True, coming into the year, corporate bonds were inexpensive as investors feared a recession, and the Fed's surprise rate cut on January 3rd jolted the market.

     However, high-yield junk bonds did not fare as well, giving back January gains in March and June as default rates hit a nine-year high. Mortgage-backed securities performed fairly well during the period, as their high yields and frequent cash flows compensated investors for prepayment risk. The weakest performing sector was the U.S. Treasury market, as talk of a dwindling budget surplus suggested that the government would have to boost supply in the future.

     As of June 30, 2001, the portfolio contained 46 issues with an average market yield of 7.22%, an average Moody's Investors Service credit quality rating of A-, an average duration of 5.58 years, and an average maturity of 11.3 years.

     About 10% of the portfolio was invested in U.S. Treasury bonds and other AAA-rated securities. About 5% was invested in AA-rated bonds, 30% was invested in A-rated securities, 46% was invested in BBB-rated debt and 9% was invested in below investment grade bonds. During the period, we added bonds issued by

Equity Office Properties, WMX Technologies, HCA, Morgan Stanley Dean Witter, Kellogg and Pemex, the Mexican oil company.

     In terms of our outlook, we believe that the Fed will continue to lower interest rates in an effort to stimulate the economy. However, the current sluggish economic environment suggests that the recovery process will be slow. Our strategy will continue to focus on high quality corporate bonds for yield and stability.

     [In the Semi-Annual Report dated June 30, 2001], you will find the complete portfolio of investments held by Current Income Shares on June 30, 2001 together with the financial statements for the period.

     Thank you for investing in Current Income Shares, Inc.

                                          Sincerely,

                                          /s/ GREG KNOPF
                                          Greg Knopf, President

                                   EXHIBIT F

             MANAGEMENT DISCUSSION REGARDING CURRENT INCOME SHARES'
            PERFORMANCE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

CURRENT INCOME SHARES, INC.

February 8, 2001

Dear Shareholders:

     We are pleased to report your company's financial results for the 12-month period ending December 31, 2000. Current Income Shares invests primarily in fixed-income investments with an objective seeking a high level of income for our shareholders. During the year, we paid total dividends of $0.825 per share, consisting of quarterly dividends per share of $0.20, $0.20, $0.21 and $0.215. The net asset value per share at December 31, 2000 was $12.32, up from $12.23 at December 31, 1999. Including dividends, the total investment return for Current Income Shares based on net asset value was 7.81% for the year. The total return based on market value was 20.44%.

     In early 2000, the world looked quite different than it does today. The U.S. Gross Domestic Product was advancing at 7% annual rate in the second half of 1999 and about 5% in the first half of 2000. Unemployment was at a 29-year low. The Federal Reserve Board, concerned about a runaway economy, was increasing interest rates. By the time the Fed was done in May of 2000, short-term rates had risen from 4.75% in mid-1999 to 6.50%.

     Largely as a result, the U.S. economy slowed to 2.2% in the third quarter of 2000. In addition, oil and natural gas prices soared during 2000, while the stock market, a source of consumer spending power, generated negative returns, further burdening the economy. By the end of 2000, economic growth had decelerated abruptly to the point where the Fed, in early January, made an unusual decision to cut interest rates by 0.50% before its regularly scheduled meeting on January 31, 2001 when it cut rates another 0.50%.

     The slowdown in the economy and dimmed inflation expectations was reflected in bond yields across the maturity spectrum. At December 31, 2000, the 30-year Treasury bond yielded 5.46%, down from 6.48% a year earlier. During the same timeframe, the ten-year Treasury note fell from 6.44% to 5.11% while the two-year note fell from 6.24% to 5.09%. Treasury securities were the best performing fixed income asset class in 2000, outperforming corporate bonds, particularly bonds. of lower credit quality.

     There were several reasons why Treasury bonds outperformed corporate bonds during the year. The first reason was due to an unusual demand for Treasury bonds brought on by the federal budget surplus, expected to top $250 billion in FY 2001, which led the U.S. Treasury to announce that they would retire bonds early as well as issue fewer new bonds in the future. The second reason was investor concern over the slowing economy and the flight to quality that ensued. Corporate profits weakened in 2000, and years of increasing leverage to buy back shares of stock began to take a toll. Meanwhile, "event" risk was a major concern, as a number of former blue-chip companies were revealed to be on shaky financial ground. As a result, the yield spread on corporate bonds over Treasury securities widened from 1.11 percentage points on December 31,1999 to about two percentage points on December 31, 2000, the highest spread since the 1990-1991 recession.

     Because of these concerns, we believe that it is very important to maintain strong credit quality in Current Income Shares. As of December 31, 2000, the portfolio's average credit quality was A-, with 46% of the portfolio receiving an A- rating or better. About 44% of the portfolio was rated BBB; while 10% was rated BB. During the period, positions were added in Chase Manhattan, an AA credit, while the portfolio benefited from a takeover of Seagram, receiving a significant premium for the securities.

     We believe that the gloomy picture in early 2001 will brighten as the year progresses. The Federal Reserve Board is taking strong action to keep the economy out of a recession. Meanwhile, inflation is still subdued, with the Consumer Price Index rising a modest 3.4% during 2000 despite the surge in oil prices. As a result, corporate bonds, with their very healthy yields, should perform better on a relative basis in 2001.

     [In the Annual Report dated December 31, 2000], you will find the complete portfolio of investments held by Current Income Shares on December 31, 2000 together with the financial statements for the period.

     Thank you for investing in Current Income Shares, Inc.

                                          Sincerely,

                                          /s/ GREG KNOPF
                                          Greg Knopf, President

                           CURRENT INCOME SHARES, INC.


                    THIS IS YOUR PROXY CARD. PLEASE MARK VOTE



              IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


        1. Approval of the Agreement and Plan of Reorganization dated as of February 1, 2002 pursuant to which all of the assets and liabilities of Current Income will be transferred to HighMark Bond Fund in return for Class A shares of HighMark Bond Fund, followed by the distribution of shares of HighMark Bond Fund to the shareholders of Current Income and the liquidation and dissolution of Current Income.

                FOR           AGAINST        ABSTAIN


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The signatory acknowledges receipt of the accompanying Notice of Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement.

                                Signature of Shareholder(s)

                                ------------------------------------------------

                                ------------------------------------------------

                                Dated:
                                      ------------------------------------------

                                NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

CONTROL NUMBER

                          INSTRUCTIONS FOR VOTING

Please take this opportunity to vote, sign, date and return the proxy card using the enclosed postage-paid envelope.

                                      PROXY


                           CURRENT INCOME SHARES, INC.

                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS,
                     TO BE HELD ON THURSDAY, MARCH 21, 2002

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CURRENT INCOME SHARES, INC.

        The undersigned hereby appoints Kathleen Kellogg and Greg Knopf (the "Proxies"), each of them with full power of substitution as proxies, to vote all of the shares of beneficial interest in Current Income which the shareholder would be entitled to vote upon if personally present at the Special Meeting of Shareholders of Current Income Shares, Inc. ("Current Income") to be held at HighMark Capital Management, Inc. at 475 Sansome Street, San Francisco, California in the fourteenth floor conference room on March 21, 2002 at 10:00 a.m., Pacific Time, and at any adjournments thereof, upon the matters referred to on the reverse side and, in their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Please take this opportunity to use either one of the two voting methods detailed on the reverse side to vote your shares.



                  (Continued and to be signed on reverse side.)

                           CURRENT INCOME SHARES, INC.
                        445 S. FIGUEROA STREET, SUITE 306
                          LOS ANGELES, CALIFORNIA 90071

                                 HIGHMARK FUNDS
                        445 S. FIGUEROA STREET, SUITE 306
                          LOS ANGELES, CALIFORNIA 90071

                       STATEMENT OF ADDITIONAL INFORMATION

        This Statement of Additional Information contains information which may be of interest to investors but which is not included in the Combined Prospectus/Proxy Statement of the HighMark Funds dated February 8, 2002 relating to the transfer of assets and liabilities of Current Income Shares, Inc. ("Current Income") to HighMark Bond Fund.

        Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

        This Statement of Additional Information is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Combined Prospectus/Proxy Statement. This Statement of Additional Information should be read in conjunction with the Combined Prospectus/Proxy Statement. A copy of the Combined Prospectus/Proxy Statement may be obtained, without charge, by calling 1-800-433-6884.

        The Prospectus and Statement of Additional Information for HighMark Funds dated November 30, 2001, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The audited financial statements and related independent auditors' report for HighMark Bond Fund contained in the Annual Report dated July 31, 2001, are hereby incorporated by reference. Copies of these materials may be obtained by calling 1-800-433-6884.

        The Prospectus for Current Income dated March 29, 1973 relating to the offering and sale of Current Income's shares completed in 1973 was filed with the Securities and Exchange Commission and is incorporated herein by reference. The audited financial statements and related independent auditors' report for Current Income contained in the Annual Report dated December 31, 2000, and the unaudited financial statements contained in the Semi-Annual Report dated June 30, 2001, are hereby incorporated by reference. Copies of these materials may be obtained by calling 1-888-465-2825.

        Pro forma financial statements are not included in this Statement of Additional Information because, as of December 31, 2001, the net asset value of Current Income is less than 10% of HighMark Bond's net asset value.

        The date of this Statement of Additional Information is February 8,
2002.